                                                                    EXHIBIT 10.6
                         TECHNOLOGY LICENSE AGREEMENT
                         ----------------------------
                                   12-20-95

     This Technology License agreement (the "Agreement") is entered into by and between MagiNet International, Inc. ("MagiNet"), a California corporation having a place of business at 405 Tasman Drive, Sunnyvale, California 94089, and Guestserve Development Group, a California corporation ("GDG"), having a place of business at 3020 Bridgeway, Sausalito, California 94965. The effective date of this Agreement shall be the date last signed below ("Effective Date").


                                   RECITALS:
                                   ---------

     A. WHEREAS, MagiNet is in the business of providing consistent, high quality guest in-room video and audio content, and related hardware, software and services that permit transmission to rooms and remote selection of content for customers in the hospitality industry worldwide;

     B. WHEREAS, GDG is the owner of or has licensed the interactive guest video services technology described in Exhibit A ("Technology Description") and
                                       ---------
certain intellectual property rights related to GDG's technology;

     C. WHEREAS, MagiNet desires to obtain and GDG is willing to grant an exclusive license with respect to GDG's current and next generation interactive guest video services technology, within a specified geographic territory and market;

     D. WHEREAS, MagiNet may desire to obtain certain development services for specified projects for MagiNet's hospitality industry customers.

                                   AGREEMENT
                                   ---------

NOW THEREFORE, In consideration of the mutual promises and covenants set forth below, the parties agree as follows:

     1. Definitions. For purposes of this Agreement, the following terms shall have the respective meanings indicated below:

          1.1   Acceptance Criteria.  "Acceptance Criteria" shall mean the
                -------------------
criteria, tests, and standards including but not limited to the Documentation, which is described in detail in the applicable Project Appendix or Exhibits and which is used by MagiNet to determine whether or not to accept a deliverable from GDG.

          1.2   Activities.  "Activities" shall mean updating, installation,
                ----------
operation, maintenance, current and future design activities, development activities and ongoing maintenance


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the securities and exchange commission. Omitted portions have been filed separately with the Commission.

of the MATV, Hardware, and Delivery Software (but not, except to the extent expressly permitted herein, updating or development activities with respect to the Development Software).

          1.3   Application Software.  "Application Software" shall mean guest
                --------------------
video service software applications whether Current. Technology or Next Generation Technology and all Upgrades thereto. The Application Software displays Guest Services to the Guest through an Interface via an Output Device. The term Application Software shall refer to the object code and source code form of the Application Software and Upgrades unless otherwise specifically stated in context.

          1.4   Controlled Companies.  "Controlled Companies" shall mean
                --------------------
corporate entities as to which Johnathan Edwards and/or David Lampton: ( i) own or control, directly or indirectly, at least fifty percent (50%) by nominal value or number of units of outstanding stock or of the outstanding stock conferring the right to vote at a general meeting, or ( ii ) has the right to elect a majority of the Board of Directors or its equivalent or ( iii ) has the right, directly or indirectly, to appoint or remove the management,

          1.5   Converter.  "Converter" shall mean the device in all its
                ---------
versions for both Current and Next Generation Technology as specified in Exhibit B Attachments, and all Upgrades thereto, that links the television in the room and the Network Control System Computer and that enables the Guest to access Guest Services.

          1.6   Delivery Software.  "Delivery Software" shall mean the
                -----------------
Application Software, Screen Managers, System Monitoring Tools and Upgrades thereto, including operating system software, environments or applications (other than Application Software) necessary for delivery of Guest Services, except any Third Party Software. AU third party software (including without limitation Windows NT, DOS, TCP/IP and Norton) used in conjunction with the Software is publicly available and will be identified by MG to MagiNet and will be licensed by MagiNet directly from third parties (and not from GDG) under separate agreements to the extent necessary for the proper operation of the System or Development Software. The term Delivery Software shall refer to the object code and source code form of the Delivery Software unless otherwise specifically stated in context.

          1.7   Development Software.  "Development Software" shall mean the
                --------------------
Toolkit, the Language, and any Upgrades thereto, used in GDG's development process for the Delivery Software, excluding any Third Party Software. All Third Party Software used in conjunction with the Software is publicly available and will be identified by GDG to MagiNet and will be licensed by MagiNet directly from third parties (and not from GDG) under separate agreements to the extent necessary for the proper operation of the System or Development Software. The term Development Software shall refer to the object code form of the Development Software unless otherwise specifically stated in context in this Agreement.

          1.8   Documentation.  "Documentation" shall mean any and all of the
                -------------
documents and specifications described in Exhibit ("Documentation"), or as otherwise described in an applicable Project Appendix or Exhibits, relating to the Technology. Such Documentation shall be sufficient to enable MagiNet to operate, develop, upgrade and maintain the Technology to which it pertains and Documentation shall be provided for all Technology; except that the foregoing shall not include Documentation for the Language; and except that the Toolkit Manual and any other Documentation for the Toolkit is end-user documentation and shall not enable MagiNet to develop, upgrade and maintain the Toolkit itself.

          1.9   Error.  "Error" shall mean a nonconformity that causes the
                -----
Software not to perform in accordance with the applicable Documentation and or Acceptance Criteria, as applicable.

          1.10  File Server Interface.  "File Server Interface" shall mean the
                ---------------------
interface between the NCS Computer and the Television Control Module or Converter, and all Upgrades thereto.

          1.11  GDG Trademarks.  "GDG Trademarks" shall mean the trademarks,
                --------------
trade names, stylistic marks, logos and other product and corporate identifiers used by GDG from time to time, whether registered or unregistered.

          1.12  Guest.  "Guest" shall mean the user of the Guest Services in a
                -----
Hospitality Industry Provider facility or Service Apartment as defined herein.

          1.13  Guest Services.  "Guest Services" shall mean Hotel Services,
                --------------
Interactive Services, Movies, Third Party Content Delivery Services and any other services described in a mutually agreed upon and executed Project Appendix (as defined in Section 3.2) or as contained in an Exhibit hereto, which are integrated by a party hereto into the System.

          1.14  Hardware. "Hardware" shall mean the Television Control Module,
                --------
the Headend Board, the Watchdog Board, the File Server Interface and the NTSC Converter Control Module, Converters in all versions and all Upgrades thereto, including but not limited to the digital file server interface and a PAL converter control module in development. The term "Hardware" shall refer to the actual device as well as the Documentation therefor, including but not limited to all designs, specifications and drawings, as specifically stated in context in this Agreement.

          1.15  Headend Board, Network Control System Computer, Master Computer.
                ---------------------------------------------------------------
The "Headend Board" is a device, and all Upgrades thereto, used with other components within the "Network Control System Computer" that controls the delivery of Guest Services and which interfaces with the Television Control Module or Converter in the room.

          1.16  Hospitality Industry; Hospitality Industry Provider.
                ----------------------------------------------------
"Hospitality Industry" or "Hospitality Industry Provider" shall mean hotels, motels and inns in the Territory and service apartments affiliated with or directly serviced or managed by hotel, motel, or inn operators in the Territory contracted to MagiNet.

          1.17  Hotel Services.  "Hotel Services" shall mean development,
                --------------
storage and transmission of Guest information and other similar services including but not limited to ( i ) Guest billing status, ( ii) minibar consumption and other charges, ( iii) hotel, transportation and restaurant information display, ( iv) Guest oriented marketing information including but not limited to display of infomercials, programs about the hotel and the facilities or its related corporate entities and affiliates, advertising and merchandising of products and services of the hotel or its related corporate entities and affiliates, ( v) Guest messaging systems and services; (vi) and other similar hotel oriented services.

          1.18  Hyatt Software.  "Hyatt Software" shall mean the Hyatt
                --------------
Development Software and the Hyatt Delivery Software specified under the terms of that certain Master Guest Video Services Agreement made on September 15, 1995 by the parties hereto and Hyatt International-Asia Pacific Limited and Hyatt Chain Services Limited (the "Master Guest Video Services Agreement"), which Software is further described in Exhibit A ("Technical Requirements") thereto and any other Software needed to perform the obligations under the Master Guest Video Services Agreement,, excluding Third Party Software.

          1.19  Hyatt Development Software.  "Hyatt Development Software" shall
                ---------------------------
mean the Toolkit specified under the terms of the Master Guest Video Services Agreement and further described in Exhibit A ("Technical Requirements") thereto.

          1.20  Hyatt Delivery Software.  "Hyatt Delivery Software" shall mean
                ------------------------
the Delivery Software specified under the terms of the Master Guest Video Services Agreement.

          1.21  Hyatt Hardware.  "Hyatt Hardware" shall mean the hardware
                --------------
specified under the terms of the Hyatt Master Guest Video Services Agreement and further described in Exhibit A ("Technical Requirements") thereto and any other Hardware needed to perform the obligations under the Master Guest Video Services Agreement.

          1.22  Hyatt Technology.  "Hyatt Technology" shall mean the Hyatt
                ----------------
Software and Hyatt Hardware.

          1.23  Input Device.  "Input Device" shall mean the various hardware
                ------------
devices which can be used by the Guest to invoke Guest Services, including but not limited to television remote control devices, keyboards, joysticks, mice and other pointing devices.

          1.24  Interactive Services.  "Interactive Services" shall mean
                --------------------
interactive activities such as games and other educational, informational or entertainment activities which utilize an interactive session directed through use of an Input Device that elicits audio and or video content to be displayed in the Guest's room, and Upgrades thereto.

          1.25  Interface.  "Interface" shall mean the software display,
                ---------
including the structure,, sequence, organization, look and feel of the display, and all Upgrades thereto, through which the Guest selects Guest Services and interacts with the Guest Services.

          1.26  Language.  "Language" shall mean GDG's next generation object
                --------
oriented programming language and all Upgrades thereto for the creation of Guest Services Delivery Software for the Hospitality Industry. The term "Language" shall refer to the object code form of such software only, unless otherwise specifically stated in context herein.

          1.27  Licensed Rights.  "Licensed Rights" shall mean (i) those U.S.
                ---------------
and foreign patents, patent applications, trademark registrations and copyright registrations listed in Exhibit C ("Intellectual Property"), which GDG represents to constitute all patents, patent applications, trademark registrations and copyright registrations related to the Technology presently owned or licensed by GDG as of the Effective Date, (ii) all trade secrets, inventions, know-how, unregistered copyrights (including related moral rights), trademarks, and other proprietary rights related to the Technology presently owned or licensed by GDG as of the Effective Date and (iii) all patents, patent applications, copyright registrations, trademark registrations, trade secrets, inventions, know-how, unregistered copyrights including related moral rights, unregistered trademarks and other proprietary rights developed or obtained by GDG (to the extent GDG is permitted to sublicense the same to MagiNet) during the term of this Agreement related to the Technology and Upgrades, all of which are licensed to MagiNet hereunder.

          1.28  MagiNet Improvements.  "MagiNet Improvements" shall mean
                --------------------
software and or hardware invented by or authored by MagiNet as permitted by and within the scope of this Agreement, which is a derivative of the GDG Technology.

          1.29  MATV.  "MATV" shall mean the then-current video and audio
                ----
transmission and receiving systems, including antenna systems and all Guest room wiring.

          1.30  Movies.  "Movies shall mean movies licensed for display under
                ------
contract with the movie studios or their distributors.

          1.31  Network Control System Computer.  "Network Control System
                -------------------------------
Computer" shall mean the, control processing unit that controls the delivery of Guest Services.

          1.32  North America.  "North America" is defined, for purposes of this
                -------------
Agreement, as the United States (meaning the fifty (50) states) and Canada.

          1.33  NTSC Converter Control Module.  "NTSC Converter Control Module"
                -----------------------------
shall mean the Current Technology converter control module, as designed to function in accordance with North American standards, all Upgrades thereto.

          1.34  Output Device.  "Output Device" shall mean the various hardware
                -------------
devices which display the Guest Services, including but not limited to televisions, monitors or headsets.

          1.35  Related Technology.  "Related Technology" shall mean (i) new
                -------------------
software or hardware developed by GDG and or the Controlled Companies that is a derivative work or improvement created from or based on the Technology or any Upgrades to the Technology and

(ii) which was not in existence as of the Effective Date and `iii) which is developed for use in the residential market and which is applicable to the Hospitality Industry Provider market or may be made applicable to such market through minor improvement.

          1.36  Screen Managers.  "Screen Managers" shall mean the software,
                ---------------
including drivers, used to manage screen displays and all Upgrades thereto. The term "Screen Managers" shall refer to the object code and source code form of such software unless otherwise specifically stated in context.

          1.37  Software.  "Software" shall mean all Delivery Software and
                --------
Development Software including both Current Technology and Next Generation Technology. Software excludes all Third Party Software used in the operation of the System, Delivery Software and Development Software.

          1.38  System.  "System" shall mean the Hardware and Delivery Software
                ------
and all Upgrades thereto, used to transmit Guest Services, by means of an MATV or other similar device, to Hospitality Industry Provider rooms and designed to permit remote Guest selection of such Guest Services.

          1.39  System Monitoring Tools.  "System Monitoring tools' shall mean
                ------------------------
software tools and all Upgrades thereto, designed to provide information and feedback about Systems and their use. The term "System Monitoring Tools" shall refer to the object code and source code form of such software unless otherwise specifically stated in context.

          1.40  Television Control Module.  "Television Control Module" or "TCM"
                --------------------------
shall mean a device which interfaces between the television and the Network Control System Computer and all Upgrades thereto.

          1.41  Territory.  "Territory" shall mean the Hospitality Industry
                ---------
Providers market in the geographical territory of the world, excluding North America.

          1.42  Technology.  "Technology" shall mean GDG"s guest video services
                ----------
technology whether owned, licensed or developed by GDG or the Controlled Companies, including but not limited to all Hardware and Software, as described in Exhibit A ('Technology Description') and all Upgrades thereto. The term
   ----------
"Current Technology" shall mean the Technology in use in hotels in North America as of the Effective Date. The term "Next Generation Technology" shall mean Technology developed using principally the C++ programming language and including the Language and Toolkit, which operates under a Windows NT operating system, and which is intended to replace and extend the utility of the Current Technology.

          1.43  Third Party Content Delivery Services.  "Third Party Content
                --------------------------------------
Delivery Services" shall mean software used to display third party informercials, third party informational, educational and/or entertainment programs, including programs on other hotels, resorts or Hospitality Industry Provider facilities, third party advertising and merchandising (including ordering) of products and services (including but not limited to hotel, resort or other Hospitality Industry Provider Products and services) and/or display of other third party content (including but not limited to off-air broadcast satellite and cable television and transmissions and televised events). using pricipally the C++ programming language and including the Language and Toolkit

          1.44  Third Party Software.  "Third Party Software" shall mean
                --------------------
software developed and or licensed by third parties, not including Controlled Companies.

          1.45  Toolkit.  "Toolkit" shall mean GDG's Next Generation Technology
                -------

proprietary software application development toolkit and all Upgrades thereto, that enable the programmer to create and update content for display as part of Guest Services. The term "Toolkit" shall refer to the object code form of such software only, unless otherwise specifically stated in context herein.

          1.46  Toolkit Manual.  "Toolkit Manual" shall mean the manual and all
                --------------
Upgrades thereto, that describes the functions and features of the Toolkit in sufficient detail to permit a programmer to use the toolkit to create and update content for display on a guest video services system.

          1.47  Upgrades.  An "Upgrade" shall mean any (i) enhancement, (ii)
                --------
extension, (iii) modification, (iv) upgrade or (v) future applications of the Technology, which are done for use in Hospitality Industry, and which are not Related Technology, that are wholly or partially based upon the Technology, along with associated Documentation, all to the extent developed by or for GDG or Controlled Companies on or before December 31, 2002.

          1.48  Watchdog Board.  "Watchdog Board" shall mean the device that
                ---------------
monitors the functions of the Network Control System Computer and all Upgrades thereto.

     2.   Project Work.  From time to time MagiNet will negotiate agreements
          ------------
with Hospitality Industry Providers for Guest Services which will require MagiNet to perform related Activities. If MagiNet wishes to subcontract some of the related Activities to GDG, MagiNet will prepare, a Project Appendix in the form described in Exhibit E ("Sample Project Appendix") which will describe in detail, at a minimum, as applicable: (i) any special terms and conditions for the project, (ii) the scope of the Activities to be performed by GDG, (iii) the specifications (including user interface and low level design specifications, if applicable), (iv) the milestone schedule and acceptance testing criteria for the particular project and (v) the payment structure for the particular project. The parties will negotiate the terms of each Project Appendix in good faith and upon mutual agreement on the terms therein, such Project Appendix will be signed by both parties and the results of such Activities by GDG will be deemed licensed to MagiNet as set forth herein.

     3.   License Grants.
          --------------

          3.1   License to the Technology. GDG hereby grants to MagiNet a
                -------------------------
perpetual, irrevocable (subject to subsection (f)), transferable (subject to subsections (g), (i), (j) and Section 8.3) license as stipulated below (the "License") under the Licensed Rights, in the Territory to use the Technology, Upgrades and Documentation to provide Guest Services and:

     (a) An exclusive right to use, make, create, modify, translate, reproduce, (and to have made, modified, translated and reproduced), demonstrate, market, distribute, lease, license, sell, sublicense, assign, maintain and support products and services incorporating the Software and related Documentation, directly or indirectly through MagiNet's usual channels of distribution in the Hospitality Industry (except Service Apartments, as set forth in subsection (b) in the Territory;and

     (b) A non-exclusive right to use make, create, modify, translate, reproduce, (and to have made, modified, translated and reproduced) demonstrate, market, distribute, lease, license, sell, sublicense, assign, maintain and support products and services incorporating the Software and related Documentation, to service apartments directly serviced or managed by Hospitality Industry Providers under contract to MagiNet ("Service Apartments") in the Territory; and

     (c) An exclusive right to use, make, modify, manufacture and repair or have used, made, modified, manufactured and repaired the Hardware and to demonstrate, market, distribute, sell, lease, maintain and support the Hardware and related Documentation for use in the Hospitality Industry, in the Territory. The foregoing is subject to the provision that MagiNet may only disclose that Technology which is necessary for the manufacture of Hardware to a third party manufacturer if each such third -party manufacturer has agreed in a signed writing prior to receiving the Technology (i) to manufacture Hardware only for the account of MagiNet or MagiNet's majority owned subsidiaries or third party distributors, (ii) to keep the Technology confidential pursuant to terms and conditions no less restrictive than those set forth in Section 8 hereof, and
(iii) that GDG is an intended third party beneficiary of such agreement and is entitled to enforce the terms directly related to the confidential treatment of the Technology directly against such third party manufacturer.

     (d) A non-exclusive right to use, make, modify, manufacture and repair or have used, made, modified, manufactured and repaired the Hardware and to demonstrate, market, distribute, sell, lease, maintain and support the Hardware and related Documentation for use in Service Apartments in the Territory. The foregoing is subject to the provision that MagiNet may only disclose that Technology which is necessary for the manufacture of Hardware to a third party manufacturer if each such third party manufacturer has agreed in a signed writing prior to receiving the Technology (i) to manufacture Hardware only for the account of MagiNet or MagiNet's majority owned subsidiaries or third party distributors, (ii) to keep the Technology confidential pursuant to terms and conditions no less restrictive than those set forth in Section 8 hereof, and
(iii) that GDG is an intended third party beneficiary of such agreement and is entitled to enforce the terms directly related to the confidential treatment of the Technology directly against such third party manufacturer.

     (e) MagiNet shall cease distributing Software to new Hospitality Industry Providers' locations in the event and at the time that MagiNet provides GDG with written notice of its intention to cease distribution as described in Exhibit B.
                                                                      ----------

     (f) The licenses set forth in this Section 3. 1 are irrevocable, except that the License shall terminate in accordance with Section 12 hereof in the event of (i) MagiNet's failure to pay installment payment fees when due (except for installment payment fees which MagiNet has reasonably contested in writing in good faith after notice and an opportunity to cure), or (ii) MagiNet's gross negligence or willful misconduct which results in a breach of its obligations under Section 8 hereof or the impermissible disclosure or distribution of the Technology or a breach of its obligations under Section 3. 1, after notice and an opportunity to cure.

     (g) Subject to the terms and conditions of this subsection 3. 1(g), MagiNet may assign or grant sublicenses of the source code rights granted to it (exclusive of access privledges and escrow agreement terms in Section 8 below) under Section 3.1 to third parties for the Hospitality Industry pursuant to signed, written assignment or sublicense agreements in which such assignees or sublicensees agree to the terms and conditions binding on MagiNet in this Agreement and which acknowledge GDG's right to enforce the assignment or sublicense directly against the assignee or sublicensee. MagiNet shall use all reasonable efforts to enforce such agreements.

     (h) GDG retains all other rights in and to the Licensed Technology. No rights are granted to MagiNet, except as expressly provided in this Agreement.

     (i) MagiNet shall reproduce and apply GDG's copyright and patent and may reproduce and apply GDG's trademark and other proprietary rights notices of GDG on all copies of the Software, Hardware and Documentation in the same manner as GDG incorporates or applies the same in or on the Software, Hardware and Documentation or in any manner reasonably requested by GDG.

     (j) In the event that MagiNet assigns its rights and obligations under this Agreement to a majority owned subsidiary of MagiNet, MagiNet shall guarantee all of its obligations herein. MagiNet may transfer its rights and obligations under this Agreement to a majority owned subsidiary or to a third party who agrees in a signed writing to be bound by all terms and conditions hereof, and provided that any attempted transfer to an entity which competes with GDG or a Controlled Company in the Hospitality Industry in North America or the residential market worldwide shall be null and void. Upon written request by MagiNet, GDG will verify whether or not a proposed third party meets the foregoing criteria and will provide written substantiation of the competition.

          3.2   License Grant to GDG. Subject to the parties agreement on
                --------------------
royalty and/or license fees, MagiNet hereby grants to GDG an exclusive, perpetual, irrevocable (subject to subsection (d), transferable (subject to subsections (e), (h) and Section 8.3) license as stipulated below, (the "MagiNet License") under MagiNet's intellectual property rights in all MagiNet Improvements, to provide guest video services in the Hospitality Industry in North America, (which MagiNet must offer, on a periodic basis, to license to GDG)

     (a) An exclusive right to use, make, create, modify, translate, reproduce, (and to have made, modified, translated and reproduced) demonstrate, market, distribute, lease, license, sell, sublicense, assign, maintain and support products and services incorporating the MagiNet Improvements and related Documentation, directly or indirectly through GDG's usual channels of distribution in the Hospitality Industry (except Service Apartments, as set forth in subsection (b)) in North America; and

     (b) A non-exclusive right to use make, create, modify, translate, reproduce, (and to have made, modified, translated and reproduced) demonstrate, market, distribute, lease, license, sell, sublicense, assign, maintain and support products and services incorporating the MagiNet Improvements and related Documentation, directly and indirectly through GDG's usual channels of distribution to service apartments serviced or managed by GDG's sublicensees ("Service Apartments") worldwide; provided such right will not apply to any actual or potential MagiNet Service Apartment as defined herein.

     (c) A non-exclusive right to use, make, modify, manufacture and repair or have used, made, modified, manufactured and repaired the MagiNet Improvements in hardware and to demonstrate, market, distribute, sell,, lease, maintain and support such hardware and related Documentation to Hospitality Industry Providers in North America, and including Service Apartments worldwide (excluding those managed by Hospitality Industry Providers under contract to MagiNet). The foregoing is subject to the provision that GDG may only provide the portions of the MagiNet Improvements which is necessary for the manufacture of such hardware to a third party manufacturer and only if each such third party manufacturer has agreed in a signed writing prior to receiving the Maginet Improvements (i) to manufacture such hardware only for GDG's account, (ii) to keep the MagiNet hardware Improvements confidential pursuant to terms and conditions no less restrictive than those set forth in Section 8 hereof, and
(iii) that MagiNet is an intended third party beneficiary of such agreement and is entitled to enforce the terms directly related to the confidential treatment of the Improvements directly against such third party manufacturer.

     (d) The MagiNet Licenses set forth in this Section 3.2 are irrevocable, except that the MagiNet License shall terminate in accordance with Section 12 hereof in the event of (i) GDG's failure to pay royalty fees when due (except for royalty fees which GDG has reasonably contested in writing in good faith), or (ii) GDG's gross negligence or willful misconduct which results in a breach of its obligations under Section 8 hereof or the impermissible disclosure or distribution obligations under Section 3.2 after notice and an opportunity to cure.

     (e) Subject to the terms and conditions contained herein, GDG may assign or grant sublicenses of the source code rights granted to it under Section 3.2 to third parties in North America for the Hospitality Industry and Service Apartments worldwide (except those actual or potential MagiNet Service Apartments as defined herein) pursuant to signed, written sublicense agreements in which such sublicensees agree to the terms and conditions binding on GDG in this Agreement and which acknowledge MagiNet's right to enforce the assignment or sublicense directly against the assignee or sublicensee. GDG shall use all reasonable efforts to enforce such agreements.

          (f) MagiNet retains all other rights in and to the MagiNet Improvements. No rights are granted to GDG, except as expressly provided in this Agreement.

          (g) GDG shall reproduce and apply MagiNet's copyright, trademarks, patent and other proprietary rights or notices of MagiNet on all copies of the MagiNet Improvements and related documentation in the same manner as MagiNet incorporates or applies the same in or on the MagiNet Improvements and related documentation or in any manner reasonably requested by MagiNet.

          (h) In the event that GDG assigns its rights and obligations under this Agreement to a majority owned subsidiary of GDG or a Controlled Company, GDG shall guarantee all of such subsidiary's or Controlled Company's obligations herein. GDG may transfer its rights and obligations under this Agreement to a majority owned subsidiary of GDG or to a Controlled Company who agrees in a signed writing to be bound by all terms and conditions hereof but only so long as such subsidiary or a Controlled Company also has obtained the ownership or licenses necessary to grant the license granted herein and to perform the services described herein.

          3.3   Technology Transfer
                -------------------


                (a) GDG shall deliver to MagiNet, at the times set forth in Exhibit B, one copy of
- ----------

                         (i) each Hardware or Software specification or design,

                         (ii) the source and object code versions of all Delivery software,

                         (iii) the object code versions of all Development Software,

                         (iv)   all Documentation,

                         (v) all Hardware parts lists (showing the vendor of each part), and

                         (vi)   each marketing brochure or publication, or sales
tool, used by GDG for the Hardware or Software.

                (vii) Within thirty (30) days after completion of certification and readiness to deploy its Next Generation Technology, GDG shall deliver one copy of Next Generation Software and Development Software in object code only (source and object for

Delivery Software) to MagiNet, and related Documentation. Within thirty (30) days completion of certification and readiness to deploy an Upgrade to Software or Hardware, GDG shall deliver such materials relating to the Upgrade and related Documentation to MagiNet.

               (viii) a complete Software bug list as of the delivery date and on a continuing bait at least quarterly, as bugs are known to exist.

          (b) Within five days after the Effective Date of this Agreement, GDG will give written notice to each vendor from which GDG purchases Hardware components, for which MagiNet has received a License relating to Hardware, that MagiNet has the right to purchase such components directly from such vendors under any volume discounts or quantity pricing and terms applicable to GDG.

               (i) GDG's vendor list, which GDG hereby agrees to provide MagiNet within ten (10) days following the Effective Date, is a complete and accurate list of all of the vendors who supply any parts to GDG for GDG's manufacture of the Technology, and accurately indicates which of such vendors are sole source vendors to GDG, all as of the date of this Agreement. As used herein, a "sole source vendor" shall mean a vendor who is the only manufacturer for GDG of a part for any Technology and "sole source part" shall mean a part for which GDG has only one manufacturer.

               (ii) Update of Vendor List. GDG agrees to provide to MagiNet, at times reasonably requested by MagiNet, on a continuing basis, a complete and accurate list of vendors for the Technology, if any, as of the request date, which fist indicates which of such vendors are or are expected to be sole source vendors to GDG.

               (iii) Second Source. GDG and MagiNet agree to notify each other during the first two (2) years after the Effective Date of the identify of a second manufacturer of a sole source part for the Technology, if any, within thirty (30) days after learning the identity of any such manufacturer.

          (c) GDG will provide at no charge within ninety (90) days after the date of this Agreement up to twenty-two (22) working days of training for up to six MagiNet employees at GDG's facilities in Northern California, and a further twenty-two (22) working days of training shall be provided after ninety (90) days after the date of this Agreement and before one year after the date of this Agreement. Training will occur at times mutually agreed by GDG and MagiNet. MagiNet shall bear all expenses of its employees. The training will be sufficient to allow a skilled software engineer to create and modify Applications using the Current Software and the Next Generation Software. After one year after the date of this Agreement, GDG will provide at no charge periodic training for up to six (6) MagiNet employees at GDG locations concerning Upgrades to the Software.

          (d) GDG shall provide a competent technical liaison to answer periodic questions of MagiNet personnel during normal business hours relating to Hardware and Software development, maintenance and operation. GDG shall provide such liaison at no charge during the first six months after the first twenty-two (22) working days of training described in the preceding paragraph have been completed. After such six month period ends GDG shall provide such liaison to MagiNet at its lowest fee for such services charged to a customer of GDG.

          (e) GDG and MagiNet shall meet on a periodic basis at least annually to exchange ideas, market requirements and current and planned developments as a means of fostering a cooperative and mutually beneficial relationship.

          (f) If, as set forth in Section 1.47, GDG or a Controlled Company creates any Upgrade, then GDG or such Controlled Company shall make such Upgrades available to MagiNet within thirty (30) days following release of such Upgrade, at no charge.

          (g) On an ongoing basis, GDG agrees to provide Error corrections in accordance with the resolution times required by the severity level codes described in Exhibit ("Severity Codes"). GDG shall furnish off-site telephone, facsimile and electronic mail support, in the form of consultations, assistance and advice relating to the Error corrections. MagiNet shall submit to GDG whatever additional data which GDG may reasonably request in order to verify, diagnose and correct the Error. GDG will use all reasonable efforts to resolve the Error in accordance with the Severity Codes. GDGs obligations under this subsection (g) are subject to MagiNet's providing to GDG, at the time of each report of an Error at a Hospitality Industry Provider, the number of each applicable modem where such an Error has been identified to exist, to allow remote access to such modem(s).

          (h) For all Software delivered by GDG to Maginet under the terms of this Agreement, including any Software developed under the terms of a Project Appendix, MagiNet shall have thirty (30) days (or such other time as may be mutually agreed upon in the applicable Project Appendix) from the date on which GDG delivers the Software to MagiNet (the "Acceptance Period") to examine and test the delivered software to determine that such Software conforms to the applicable Acceptance Criteria (which in the case of Software delivered other than under a Project Appendix, will be the Documentation). Within such Acceptance Period, MagiNet shall provide GDG with written acceptance of the delivered code or a statement of effors to be corrected, If the Software does not conform to the Acceptance Criteria, the statement of Errors will rank the Errors as described in Exhibit H ("Severity Code"). GDG shall correct such Errors and redeliver the Software to MagiNet, at MagiNet's direction relative to correction of all or some of the Errors based on both parties' reasonable assessment of functionality and market need. Both parties agree to reassess appropriate timelines for resolution of all remaining errors, if any, for acceptable workarounds in the event no correction is possible to provide the functionality desired due to third party equipment or software interface that interferes with arriving at the desired-functionality.

     4.   Assignment of Distributor Agreements.  GDG shall assign to MagiNet upon
signing of this Agreement, all agreements with TRB, UMDA and any other authorized distributor(s) of Hardware and/or Software in the Territory for the Hospitality Industry, all of which as of the Effective Date are listed in Exhibit F ("GDG distributors"). GDG hereby indemnifies MagiNet against any claim
- ---------
by a GDG distributor or any customer of such distributor, arising from GDG's negligence or willfull misconduct or "GDG's failure to perform any GDG obligation or to fulfill any GDG commitment made before the effective date of the assignment. MagiNet hereby indemnifies GDG against any claim by a GDG distributor or any customer of such distributor arising from MagiNet's negligence or willful misconduct or MagiNet's failure to perform any MagiNet obligation or to fulfill any MagiNet commitment made after the effective date of such assignment. The indemnification procedures described in Paragraph 11 ("Indemnification") shall govern any claim for indemnification.

     5.   Sale of Hardware
          ----------------
          5.1   Sale of Hardware.  For so long as GDG or a Controlled Company is
                ----------------
in the business of assembling and selling Hardware, GDG agrees that, pursuant to purchase orders submitted by MagiNet and accepted by GDG or the applicable Controlled Company in its reasonable discretion, GDG shall sell or shall cause a Controlled Company to sell, Hardware to MagiNet at a price equal to GDG's materials cost therefore plus a markup of [***]. In all instances in Section 5 where obligations involve the Controlled Companies, GDG agrees to guarantee the performance of each such obligation hereunder. The parties agree that notwithstanding anything to the contrary set forth in the parties' purchase orders, acknowledgments, acceptance, invoices or other similar documents, MagiNet may resell, lease, rent or otherwise distribute such Hardware only as permitted herein. Other terms and conditions, such as delivery dates, quantities, or deposits required by GDG suppliers, of MagiNet's purchase of Hardware from GDG shall be as set forth in the parties' purchase orders, acknowledgments, acceptances, invoices or other similar documents, except where contradicted by the terms of this Section 5.

          5.2   Manufacture by MagiNet.  GDG acknowledges that MagiNet may
                ----------------------
manufacture the Hardware directly or purchase the Hardware from third party manufacturers (subject to the terms and conditions of Section 3.1(c)) and is under no obligation to purchase the Hardware from GDG exclusively or at all.

          5.3   Forecasts.  MagiNet agrees to use reasonable efforts to provide
                ---------
GDG or the applicable Controlled Company, in response to GDG's-or such Controlled Company's requests from time to time, with non-binding forecasts of MagiNet's anticipated aggregate requirements for Hardware during the twelve (12) month period following each such request. GDG acknowledges, and acknowledges on behalf of such Controlled Companies, that such forecasts are estimates only, are inherently uncertain, and are not purchase orders or otherwise binding on the parties.

          5.4  Purchase Orders.  Within ten (10) days of receipt of each of
               ---------------
MagiNet's


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the securities and exchange commission. Omitted portions have been filed separately with the Commission.

purchase order GDG or a Controlled Company will either (i) issue a written acceptance of MagiNet's purchase order or (ii) specify in writing the reasons why GDG or such Controlled Company cannot accept such purchase order. If no such acceptance or specification of reasons is given by GDG or a Controlled Company, GDG or such Controlled Company will be deemed to have accepted the purchase order. MagiNet will have the right to cancel any order, subject to a 10% cancellation fee, provided that GDG or such Controlled Company is notified of such cancellation in writing at least forty five (45) days prior to the shipment date. GDG will comply, and will ensure that any applicable Controlled Company complies, with all instructions of MagiNet to reschedule shipments provided that GDG receives such rescheduling instructions at last fifteen (15) days prior to a scheduled shipment date. With respect to MagiNet orders accepted by GDG or -a Controlled Company, GDG will, and will cause any relevant Controlled Companies to, use all reasonable efforts to ship units of the Hardware to MagiNet in accordance with shipment dates, routing instructions, quantities, shipping addresses, and manner of shipment specified in MagiNet's purchase orders. In the event GDG or a Controlled Company is required to make deposits against the purchase of materials with respect to any particular MagiNet order, MagiNet will similarly be required to pay such deposits to GDG or such Controlled Company prior to GDG's or such Controlled Company's acceptance of such order.

          5.5   Payment Terms: CAM or a Controlled Company may invoice MagiNet
                -------------
for Hardware following shipment (but not earlier than MagiNet's requested shipment date). MagiNet will pay such invoices within thirty (30) days of receipt of invoice. Each invoice will indicate the number of the units shipped, the shipping date and method, and will be accompanied by a bill of lading or other documentation issued by the carrier. All prices stated and payments made hereunder will be in U.S. Dollars.

          5.6   Shipments.  Shipments will be packaged (i) in accordance with
                ---------
good commercial practice, and (ii) in a manner acceptable to common carriers and suitable for air transport. Shipment will be F.O.B. GDG's facility. At MagiNet's request, on a per purchase order basis, GDG will, and will cause any applicable Controlled Company to, prepay all shipping fees and bill MagiNet for such costs.

          5.7   Problem Reports.  GDG will promptly notify MagiNet of any matter
                ---------------
which (i) has or could reasonably be expected to impact Hardware quality, or
(ii) has delayed or could reasonably be expected to delay scheduled deliveries, including details of the anticipated effects on GDG's or an applicable Controlled Company's performance of its obligations under this Agreement.

          5.8   Hardware Acceptance.  For each unit of Hardware, MagiNet will
                -------------------
have thirty (30) calendar days from the date such unit is received by MagiNet or its subsidiary or customer (the "Acceptance Period") to examine and test the Hardware unit for conformity with the applicable specifications. During the Acceptance Period for each unit, MagiNet may (i) accept the unit or (ii) reject the unit by notifying GDG in writing of the manner in which the unit fails to conform to the applicable specification. Any unit not expressly rejected by MagiNet within the Acceptance Period will be deemed to be accepted by MagiNet as of the first day following the Acceptance Period. In the event that a unit is rejected, MagiNet may under terms of Paragraph 5.9 ("Product Warranty") below, either (i) return the unit to GDG for replacement with a new conforming unit, or
(ii) permit GDG to modify the unit to correct the nonconformity (e.g., by providing replacement components and modification instructions to MagiNet). Units that are replaced or modified pursuant to this Paragraph 5.8 will be subject to a new Acceptance Period. The Hardware warranty period set forth in Paragraph 5.9 ("Product Warranty") below will run from MagiNet's express or deemed acceptance of a conforming unit.

          5.9   Product Warranty. GDG warrants, and shall cause any applicable
                ----------------
Controlled Company to warrant, to MagiNet that, for a period of one (1) year from the date MagiNet delivers a Hardware unit to a customer, but in no event more than eighteen (18) months from the date of delivery to MagiNet or MagiNet designee specified in MagiNet's purchase order, such Hardware unit will conform to the specifications and will be free from any defects in material or workmanship. MagiNet's sole and exclusive remedy, and GDG or any Controlled Company's exclusive obligation, for a breach of the foregoing warranty shall be for GDG or such Controlled Company to repair or replace (at GDG's or such Controlled Company's option and expense) defective Hardware units promptly after receipt thereof at GDG's or such Controlled Company's facility. MagiNet will be responsible for all costs of shipping defective units And parts to GDG's or the Controlled Company's facility. GDG or such Controlled Company will be responsible for all return shipping costs of repaired or replacement units; provided, that if GDG's testing reveals no defect in the Hardware shipped by MagiNet, GDG shall have no obligation to repair or replace such Hardware and MagiNet shall be responsible for all returns shipping costs. GDG grants, and will cause any applicable Controlled Companies to grant, MagiNet the right to pass through this warranty to MagiNet's customers (whether directly or indirectly, via a subsidiary or distributor) and such warranty will run directly from GDG or such Controlled Company to MagiNet's customers beginning from the date such customers receive the Hardware unit.

          5.10  Late Payment In the event that MaGiNet is in arrears in payment
                ------------
for any shipped Hardware, GDG or the applicable Controlled Company shall have the right to, at its option, cease shipment of Hardware to MagiNet, or demand full payment from MagiNet before making any further shipments of Hardware.

          5.11  Hardware Selection.  MagiNet may use the Software with any
                ------------------
hardware and is not required to use or distribute the Hardware exclusively or at all.

     6. Related Technology
        ------------------
          6.1   Related Technology License.  Provided that MagiNet is not in
                --------------------------
arrears with respect to its payment obligations described in Section 7, with respect to any Related Technology developed by GDG using the Language ("Related Technology"), GDG shall offer in writing to MagiNet a License on commercially reasonable terms for such Related Technology pursuant to this Agreement, which GDG develops or has developed, which can be operated, or made to operate with minor modifications, with the Technology, to the extent GDG has the right to license such Related Technology to MagiNet. The parties shall, for a period of thirty (30) days after the date of GDG's written offer (the "Negotiation Period") negotiate in good faith to mutually agree upon a royalty rate for each Related Technology development. Should GDG offer a third party different and/or more favorable terms than those offered during the Negotiation Period, GDG agrees to offer the same terms to MagiNet and the parties shall negotiate in good faith for an additional thirty (30) day negotiation period as described above. GDG agrees not to sell Related Technology to any third party for use in the Hospitality Industry in the Territory.


          6.2  Content Right of First Offer.  MagiNet shall keep GDG advised of
               -----------------------------
its requirements for content and GDG shall have right of first offer to develop for MagiNet or directly with Hyatt for Hyatt content and sell or license such content or development services to MagiNet or directly to Hyatt for Hyatt content prior to MagiNet concluding any agreement with a third party for the development and or license of such content. Upon its receipt of MagiNet's request for offer, GDG shall have thirty (30) days (the "Offer Period") in which to prepare and deliver a written offer to MagiNet with respect to such development and licensing which will include a detailed specification, availability schedule and price. MagiNet shall not conclude any agreement with a third party for such development and licensing prior to the end of such Offer Period. MagiNet may accept or reject GDG's offer in its sole judgement. The parties agree that in respect of the Master Guest Video Services Agreement that the revenue shares allocated to the parties will be split on a 50/50 basis for all advertising brought to the parties of the Master Guest Video Services Agreement by GDG or Hyatt Parties. GDG's revenue share for advertising provided by Hyatt Parties' will be contingent on GDG exercising its first right of offer to perform any design or interface work for such advertisers. MagiNet shall have the right to use all creative assets produced by GDG for such advertisers at no cost in the event MagiNet is able to independently sell such advertisers on deployment of the same assets on MagiNet's other licensed rooms.

     7.   License and Installment Payments and Deposits.
          ----------------------------------------------
          7.1  MagiNet Payment to GDG.  MagiNet agrees to pay GDG payments and
               ----------------------
deposits against payments as described in Exhibit B ("License Payments and
                                          ---------
Payments Deposits") in accordance with the payment terms therein. MagiNet shall provide GDG with payment reports within forty-five (45) days after the end of each calendar quarter, stating in reasonable detail the number of rooms on which payments have accrued pursuant to the terms of Exhibit B ("License Payments and
                                               ------- --
Payment Deposits"). MagiNet shall provide such report even if no installment payments were generated during the reporting period. MagiNet shall keep, and shall obligate its assignees and sublicensees (including without limitation distributors) to keep, complete and accurate books and records for the purpose of determining the amounts payable to GDG under this Agreement, which books and records shall include, without limitation, records of the number and identity of rooms for which an installment payment is due and the identity of the Hospitality

Industry Provider who lets such rooms. Such books and records shall be kept at MagiNet's and it assignees and sublicensees' principal places of business for two (2) years after the end of the calendar quarter to which they relate. GDG's certified public accountant will have the right to audit such books and records for a period of two (2) years after submission of each payment report. If any audit demonstrates that MagiNet has underpaid installment payment for any calendar year by more than five percent (5%), then MagiNet shall reimburse GDG for the reasonable costs of the audit and shall pay the underpaid installments together with simple interest thereon from the date due until paid at the rate of one hundred and ten percent (110%) of the prime or reference rate published by Bank of America NT and SA from time to time.

          7.2  GDG Royalties to MagiNet.  Terms for royalty payments to MagiNet
               ------------------------
will be negotiated at the time licensed by GDG.

          7.3  MagiNet Royalties to GDG for Related Technology.  Terms for
               ------------------------------------------------
royalty payments to GDG will be negotiated at the time licensed by MagiNet.

    8.    Protection of Proprietary Rights
          ---------------------------------
          8.1  Non-Disclosure.
               --------------
               8.1.1 Obligations: During the term of this Agreement, each party
                     -----------
may be exposed to certain information concerning, GDG information, the Technology, Related Technology, Upgrades and/or MagiNet information and MagiNet Improvements, as applicable, designated as confidential information in accordance with the terms of Paragraph 8.1.2 ("Designation of Confidential Information"). Each party agrees that it will not use or disclose to any third party any of the other party's confidential information without the prior written consent of the disclosing party except as expressly permitted herein. Each party hereby consents to the disclosure of its confidential information to employees and independent contractors of the other party, and to employees of such other party's majority-held subsidiaries with a need to know and to such other party's manufacturers and distributors with a need to know.

               8.1.2 Designation of Confidential Information: Each Party's
                     ---------------------------------------
confidential information shall, if in written form, be marked "Confidential" or similarly legended by the other party before being furnished to the other party. AU oral disclosure of confidential information shall be identified as such prior to disclosure and summarized, in writing, by the disclosing party and said summery shall be given to the other party within thirty (30) days of the oral disclosure.

               8.1.3 Exception.  Each Party or parties permitted to receive the
                     ---------
confidential information from the other party ("Receiving Parties") in accordance with this Paragraph 8. 1 ("Non-disclosure") shall not be liable for disclosure or use of any disclosing party data or information which (i) was in the public domain at the time it was disclosed to the Receiving Parties or falls within the public domain during the term of this Agreement, except through the fault of the Receiving Party; (ii) was known to the Receiving Party at the time of disclosure; (iii) was disclosed by the Receiving Party after written approval of the disclosing party; (iv) becomes known to the Receiving Party from a source other than the disclosing party without breach of this Agreement by the other party or a Receiving Party; or (v) was independently developed by the Receiving Party without the benefit of confidential information received from the disclosing party.

          8.2  Use of Trademarks.  GDG grants MagiNet an exclusive license to
               -----------------
use the GDG Trademarks which are associated with the Technology, Upgrades and Related Technology licensed to MagiNet in the Hospitality Industry, in the Territory in connection with MagiNet's use of the Technology, Upgrades, Related Technology, if any, and all related advertising and promotional materials. MagiNet shall provide GDG with a reasonable number of samples of MagiNet's use of GDG trademarks upon request. All representations of the GDG Trademarks shall either be exact copies of those used by GDG or shall first be submitted to GDG for its approval (which shall not be unreasonably withheld) prior to the first use thereof Once a particular use of a GDG trademark image is approved by GDG, MagiNet agrees not to alter such image without seeking GDG's prior review and approval. MagiNet will not oppose any registration of the GDG trademarks by GDG or a Controlled Company for use in North America. GDG makes no representation concerning the enforceability of the GDG Trademarks in the Territory or whether the GDG Trademarks infringe on the rights of third parties in the Territory. MagiNet, at its expense, may register the GDG Trademarks in the Territory and MagiNet will own such registrations. MagiNet will provide GDG copies of such registration certificates when received. In the event that this Agreement terminates other than for material breach by GDG prior to the time that (i) GDG has received cash payments from MagiNet equaling or exceeding [***] in the aggregate hereunder or (ii) December 31, 2002, MagiNet agrees to reassign to GDG, and does hereby assign to GDG, any and all GDG Trademarks registered by MagiNet in the Territory, along with all goodwill pertaining thereto. Upon any termination of this agreement, MagiNet shall immediately cease displaying and using GDG Trademarks.

          8.3  Property Rights, GDG retains all right, title and interest in and
               ---------------
to the Technology, Upgrades and Related Technology, if any, subject to the licenses granted herein. MagiNet retains all right, title and interest in and to the MagiNet Improvements, subject to the licenses granted herein. Each Party agrees to and will include, in all assignments and sublicenses which permit reproduction or manufacture, an obligation to apply appropriate copyright, trademark and other proprietary rights notices in or on the Technology, Upgrades, and any Related Technology, if any, or MagiNet Improvements, as applicable.

          8.4  Source Code and Source Code Access.  Within five (5) days after
               ----------------------------------
completion and satisfactory demonstration of Next Generation Technology, as specified in Exhibit B, GDG shall place the source code for all components of
             ---------
the Language and Toolkit in a mutually agreed upon source code escrow account pursuant to the Software Escrow Agreement attached as Exhibit G ("Source Code
                                                      ----------
Escrow") hereto. MagiNet shall pay any and all annual fees, deposit fees, reporting fees and any other fees and costs associated with such escrow; however,


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

GDG will bear the cost of creating the deposit and all updates thereto. In addition, GDG hereby grants to MagiNet a right to access the source code for all components of the Toolkit and Language at GDG's facility, as may be needed in order to insure that MagiNet will meet its commitments with respect to Delivery Software to MagiNet's Hospitality Industry Provider customers. Such access will be done during normal business hours and for a specific work that GDG has been unable or unwilling to perform. Any and all modifications to the Toolkit and Language made by MagiNet shall be owned by MG (and licensed to MagiNet hereunder for no additional charge in object code format), and MagiNet agrees to assign, and does hereby assign to GDG, all right, title and interest therein. The modified Toolkit and Language will be compiled at GDG so that MagiNet can remove an object code copy of the modified Toolkit and Language to be used by MagiNet under the terms of this Agreement.

          8.5  Reverse Engineering. With respect to any Software which is
               -------------------
licensed to MagiNet under this Agreement solely in object code format, except as otherwise provided for herein, MagiNet shall not, and shall require that its assignees and sublicensees do not, reverse engineer, decompile, disassemble, modify or otherwise have or attempt to have access to the source code of such Software, except as allowed under Sections 8.4 and 8.6 herein. With respect to any MagiNet Improvements which are licensed to GDG under this Agreement solely in object code format, GDG shall not, and shall require that its assignees and sublicensees do not, reverse engineer, decompile, disassemble, modify or otherwise have or attempt to have access to the source code of such MagiNet Improvement software.

          8.6  Conditions for Release of Escrow Deposits. Source code and
               -----------------------------------------
related documentation for the Language and Toolkit will be released under terms of the Source Code Escrow Agreement attached as Exhibit G if (i) GDG is declared
                                                ----------
bankrupt, is the subject of any voluntary or involuntary bankruptcy petition, makes an assignment for the benefit of its creditors, or is unable for a period of ninety (90) days to pay its debts as they come due, (ii) GDG fails to perform Error corrections in a timely manner per Section 3.3 (g), which corrections require the use of the source code for the Language and Toolkit in escrow to resolve, or (iii) failure of GDG to provide access to the Language and Toolkit at GDG's facility in accordance with the terms of Section 8.4 within seven (7) days of request by MagiNet, or (iv) the earlier of payment in full of the purchase price as specified in Exhibit B or December 31, 2002, or (v) the sale of GDG. Upon MagiNet's obtaining the same from escrow, MagiNet shall have an exclusive, nontransferable right to use, modify, and copy such source code (a) Or the purpose of performing the Activities under Section 2 or obligations described under Section 3.3 (g) (if such access is granted due to the occurrence of an event under subsection (i), (b) to make error corrections (if such access is granted due to the occurrence of an event under subsection (ii), or (c) to prepare derivatives of the Toolkit and Language, in order to insure that MagiNet will meet its commitments to MagiNet's Hospitality Industry customers by performing the Activities described under Section 2 or obligations described under Section 3.3 (g) (if such access is granted due to the occurrence of an event under subsection (iii)). In the event of a release due to an occurrence of an event under subsections (ii) or (iii), MagiNet shall, promptly upon making such corrections or derivatives, return all source code to the escrow agent for re-deposit, and such escrow agent shall promptly compile such corrected or derived source code and provide an object code copy thereof to MagiNet.

          8.7  Derivative Works.  In the event that MagiNet, following access to
               ----------------
the Source Code, either by direct access or via source code escrow release terms, creates derivatives of or to the Language or Toolkit, GDG will certify in writing (such certification will not be unreasonably withheld) to MagiNet as to whether such derivative work is "functional" or not. If functional, GDG will continue to support and warrant the Technology. If not functional, GDG warranty obligations will cease, with repsect to such non-functional derivative works and any other Technology, Upgrades or Related Technology affected by such derivative works, and the parties will negotiate fees for GDG's support services for the new product if desired. All installment payments will however continue to be due per Exhibit B.
    ---------
     9.   Warranty. GDG warrants to MagiNet that (i) the rights granted under
          --------
the Licensed Rights and the Documentation which GDG will provide to MagiNet will be reasonably sufficient, as of the date hereof and on a continuing basis, to allow MagiNet (assuming MagiNet has manufacturing skill and know-how typical of manufacturers of hardware similar to the Technology, if any), to manufacture products incorporating the Technology, Upgrades and or Related Technology, if any, conforming in all material respects to the descriptions thereof contained in the Documentation, (ii) the Technology initially delivered is all of the Technology possessed by GDG as of the Effective Date and is sufficient to replicate the GDG System currently installed in hotels (including all necessary Software and Hardware as of the Effective Date); (iii) the Next Generation Software produced using the Language will, at a minimum, be a complete functional replacement for the Current Technology; (iv) the Technology will perform in accordance with and will conform to the Documentation and the Technical Requirements in the Hyatt Master Guest Video Services Agreement and any; (v) the bug list required to be delivered is complete as of the date of delivery to MagiNet; (vi) GDG has no actual knowledge of any facts which might lead to a claim on infringement of any patent, copyright, trademark, trade secret or other proprietary rights of any third party related to the Technology or Related Technology, if any; and (vii) all source code delivered by GDG will compile to be identical to the object code version used by GDG in its Guest Services; provided, that MagiNet's exclusive remedy, and GDG's exclusive obligation, for a breach by GDG of the foregoing warranty shall be for GDG to promptly provide to MagiNet the appropriate version of the source code or the appropriate portions thereof Subject to the terms of release of Source Code from escrow as stated herein, in any case where GDG hag breached the obligation under the warranty in subparagraph (i) of this Paragraph 9 ("Warranty"), with respect to any products implementing the Technology, Upgrades and/or Related Technology, if any, GDG will grant the necessary rights and/or provide supplemental or corrected information or Documentation promptly after the receipt by GDG of a detailed notice of deficiencies, but in no case in more than thirty (30) days after receipt of such notice. MagiNet's sole and exclusive remedy concerning a breach of the warranties set forth in subsections (i), (iv) and (v) is for GDG to repair or replace in a timely manner Software which does not meet the foregoing warranties provided such repaired or replaced works substantially meet the functional specifications with equal quality as was previously provided. THE

FOREGOING WARRANTIES YULE IN LIEU OF ALL OTHER WARRANTIES, AND EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, GDG MAKES NO ADDITIONAL WARRANTIES, EXPRESS OR IMPLIED IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE AS TO ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS ARE EXPRESSLY EXCLUDED. THE FOREGOING WARRANTY DESCRIBED IN SUBPARAGRAPH (IV) ABOVE WILL NOT BE APPLICABLE TO THE EXTENT THE BREACH OF WARRANTY IS CAUSED BY (A) UNCERTIFIED MODIFICATIONS OF THE TECHNOLOGY UPGRADES OR RELATED TECHNOLOGY, INCLUDING WITHOUT LIMITATION MODIFICATION OF THE OBJECTS OR CODE OF THE SOFTWARE, (B) INSTALLATION OF THE TECHNOLOGY, UPGRADES OR RELATED TECHNOLOGY IN A MANNER OTHER THAN IN ACCORDANCE WITH GDG'S INSTRUCTIONS, (C) MANIPULATION OF THE SETUP (A PARAMETERS OF THE TECHNOLOGY, UPGRADES OR RELATED TECHNOLOGY BY A PARTY OTHER THAN GDG AND WITHOUT GDG'S PRIOR WRITTEN CERTIFICATION THAT SUCH MODIFICATIONS, INSTALLATION OR MANIPULATION HAVE NOT VOIDED THIS WARRANTY OR (D) ABUSE, NEGLECT OR MISAPPLICATION OF THE TECHNOLOGY, UPGRADES OR RELATED TECHNOLOGY. In addition, GDG warranties do not apply to ( a) Software used on non-GDG hardware that has not been certified for use by GDG to the extent such non GDG hardware caused the breach of warranty

     10.  Liability.  NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY
          ---------
THIRD PARTY FOR ANY INCIDENTAL` SPECIAL OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR REVENUE, OR INTERRUPTION OF BUSINESS IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ANY REPRESENTATIVE OF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     11.  Indemnification
          ---------------
          11.1  Indemnity by GDG.
                -----------------
                a) GDG hereby agrees, at its expense, to defend or settle any claims, action or proceeding brought against MagiNet and its Technology distributors and Hospitality Industry Providers arising out of an allegation that the Technology, Upgrades, or Related Technology infringe any copyright or trade secret (the "Proprietary Rights") of any third party, and to pay any judgments or settlements thereon; provided that GDG is promptly notified of any such claim, action or proceeding, is rendered reasonable assistance as required, and is permitted to direct the defense or settlement negotiations.

                b) GDG hereby agrees, at its expense, to defend or settle any claim, action or proceeding instituted by Hyatt or by any of GDG's distributors as specified in Exhibit F against MagiNet arising out of an allegation that the Technology, Upgrades, or Related Technology infringe any patent of any third party (the "Limited-Patent Rights"), and to pay any judgments or settlements thereon, provided that GDG is promptly notified of the institution of any such claim, action or proceeding, is rendered reasonable assistance as required, and is permitted to direct the defense or settlement negotiations at any time during the term of this Agreement;

                c) GDG hereby agrees, at its expense, to defend or settle any other claim, action or proceeding instituted prior to December 31, 2002 against MagiNet and its other Technology distributors and Hospitality Industry Providers arising out of an allegation that the Next Generation Technology, Upgrades thereto, or Related Technology infringe any patent of any third party (the "Other Patent Rights"), and to pay any judgments or settlements thereon, provided that GDG is promptly notified of the institution of any such claim, action or proceeding, is rendered reasonable assistance as required, and is permitted to direct the defense or settlement negotiations; and further provided, except for claims covered by I 1. I (b) above,, that IN NO EVENT SHALL GDG BE LIABLE TO EXPEND MORE THAN 50% OF PAYMENTS RECEIVED FROM MAGINET IN THE AGGREGATE BY THE TIME OF INSITUTION OF THE CLAIM, ACTION OR PROCEEDING, WITH RESPECT TO ITS OBLIGATIONS UNDER THIS SECTION 11.1(c). GDG shall have no responsibility with respect to claims, actions or proceedings instituted after December 31, 2002, or with respect to which GDG has expended more than 50% of payments received from MagiNet in the aggregate by the time of institution of the claim, action or proceeding, under this Section I 1. 1 (c), provided that during the term of this Agreement GDG agrees to provide a reasonable amount of technical testimony in claims, actions or proceedings brought against MagiNet regarding prior art.

                d) GDG reserves the right, at its option, to provide technical workaround solutions for the Technology, Upgrades, Related Technology or Licensed Rights with respect to all such claims, actions, or proceedings instituted with respect to Patent Rights prior to December 31, 1996 in lieu of the defense or settlement of the same, and at all times to remove (by way of technical workarounds to the Technology, Upgrades, or Related Technology) any allegation of any infringement of any intellectual property rights it believes possible. MagiNet agrees at its option to either (i) implement Such workarounds promptly upon their provision by GDG or (ii) to not implement such workarounds but absolve GDG of any and all liability under this Section 11.1 and indemnify GDG against and hold GDG harmless against all claims, including those from MagiNet Technology distributors and Hospitality Industry Providers, relating to allegations of intellectual property infringement by the Technology, Upgrades, or Related Technology as those allegations relate to the workarounds provided.

          11.2  Indemnity By MagiNet.
                ---------------------
                a) MagiNet hereby agrees, at its expense, to defend or settle any claim, action or proceeding brought against GDG arising out of an allegation that any MagiNet Improvement (excluding any portion consisting of unmodified Technology, Upgrades or Related

Technology) developed by MagiNet infringes upon any copyright of any third party; provided that MagiNet is promptly notified, rendered reasonable assistance as required, and permitted to direct the defense or settlement negotiations.

                b) Maginet hereby further agrees, at its expense, to hold GDG harmless and to defend or settle any claim, action or proceeding brought against GDG or in which GDG has any cause to defend itself in any way resulting from MagiNet's relationship to and current license agreement with On Command Video as may arise during the term of this Agreement, except in relation to defense of GDG Technology, Upgrades, and Related Technology as addressed in I 1. I above..

          11.3  Mitigation If any Technology, Related Technology, Upgrades or
                ----------
MagiNet Improvement, as applicable, is, or in the opinion of the indemnifying party may become, the, subject of any claim, action, or proceeding for infringement of any intellectual property rights of any third party, or if it is determined that such Technology, Related Technology, Upgrade or MagiNet Improvement, as applicable, infringes any intellectual property right of a third party, or the use, copying, modification or distribution thereof is enjoined, the indemnifying party may, at its option and expense: (i) procure for the other party the right under such intellectual property right to use, copy, distribute and/or prepare derivative works of, as appropriate such Technology, Related Technology, Upgrade or MagiNet Improvement, as applicable, or (ii) replace such Technology, Related Technology, Upgrade or MagiNet Improvement, as applicable, with other functional equivalent software application or (iii) suitably modify such Technology, Related Technology, Upgrade or MagiNet Improvement, as applicable.

          11.4  Limitations As an indemnifying party, neither party will have an
                -----------
indemnification obligation for any claim of infringement arising ( i) from a combination of Technology, Related Technology, Upgrade or MagiNet Improvement, as applicable, with other materials not provided by the indemnifying party, to the extent such infringement would have been avoided without such combination,
(ii) from any modification of Technology, Related Technology, Upgrades or MagiNet Improvement, as applicable, other than a modification made by the indemnifying party, to the extent such infringement would have been avoided without such modification, or (iii) from compliance by the indemnifying party with specifications, provided by the other party,, to the extent such infringement would have been avoided by not following the specifications.

          11.5  Indemnification Procedures The indemnity party shall have no
                --------------------------
obligation to provide indemnification unless the other party notifies the indemnifying party promptly in writing of such third party claim and gives the indemnifying party control over the defense an/or settlement of such claim. If the indemnifying party does not assume the defense of such claim within thirty
(30) days after receiving such notice, then the other party may engage counsel of its choosing and the indemnifying party shall be obligated to reimburse the other party for the expenses of defending such claim as incurred. The indemnifying party may defend or settle such claim as it desires provided that no settlement shall be made which does not contain a complete release of the other party from liability. The other party may not settle any claim the defense of which it has undertaken without the indemnifying party's written consent, which shall not be unreasonably withheld.

          11.6  Entire liability This Section 11 ("Indemnification") states the
                ----------------
entire liability and obligation of GDG and MagiNet, and the other party's exclusive remedy with respect to any alleged or actual infringement by the Technology, New Application, Upgrades, MagiNet Improvements and/or License Rights of any proprietary right of a third party.

     12.  Term and Termination
          --------------------
          12.1  Term. The initial term of this Agreement is for ten (10) years
                ----
from the Effective Date, unless earlier terminated in accordance with its terms. Thereafter, this Agreement shall automatically be renewed on its anniversary dates for successive five (5) year terms unless earlier terminated as set forth below.

          12.2  Termination In the event of any breach of any term or provision
                -----------
under this Agreement by either party hereto, the non-breaching party may send a written notice explaining the nature of the breach to the breaching party, which notice shall be delivered in accordance with the terms of this Agreement. If any breach is not cured within sixty (60) days after the giving of the notice of breach, the non-breaching party may terminate this Agreement upon written notice.

          12.3  Obligation Upon Termination or Expiration Upon the effective
                -----------------------------------------
date of termination of this Agreement, (i) the License and MagiNet License to GDG granted hereunder shall terminate and each party shall immediately discontinue any new distribution, leasing, licensing or sale of Technology, Related Technology, Upgrades or MagiNet Improvements, as applicable, to new customers, (ii) the parties shall retain copies of Documentation of the Software and MagiNet Improvements, as ray, be the case, solely for use in maintaining such products for sub licensees, (iii) MagiNet shall warrant in writing within sixty (60) days of the effective date of termination that, except as permitted herein, the Documentation and related materials and all copies thereof have been returned to GDG or erased or destroyed, (iv) GDG shall deliver to MagiNet or destroy all MagiNet Improvements ( in the form of software or documentation) and related materials in GDG's possession furnished hereunder by MagiNet, together with all copies thereto and (v) GDG shall warrant in writing within sixty (60) days of the effective date of termination that such MagiNet Improvements (in the form of software or documentation) and related materials and all copies thereof have been returned -to MagiNet or erased or destroyed. Except as permitted herein, MagiNet and its assignees and sublicensees and each third party manufacturer of MagiNet shall return all Documentation in accordance with (ii) and (iii) above. After termination of this Agreement, existing installations of Technology, Upgrades, Related Technology and MagiNet Improvements will be permitted to continue to operate and each party will continue to pay installments and or royalties as applicable on existing installations in accordance with the terms of this Agreement.

     13.  Disputes Any disputes arising out of the Agreement shall be resolved
          --------
by binding arbitration under the rules of the Judicial Arbitration and Mediation Services/Endispute in San Francisco, California (hereafter "JAMS"). A single arbitrator shall be selected according to JAMS rules within thirty (3O) days of submission of the dispute to JAMS. The arbitrator shall conduct the arbitration in accordance with the California Evidence Code. The arbitrator shall have the power to enter any award that could be entered by a Judge of the Superior Court of the State of California siting without a jury, and only such power, except that the arbitrator shall not have the power to award punitive damages, treble damages, or any other damages witch are not compensatory, even if permitted under the laws of the State of California or any other applicable law. The arbitrator shall award the prevailing party its costs and its reasonable attorneys' fees, and the losing party shall bear -the entire cost of the arbitration, including the arbitrator's fees. The arbitration award may be enforced in any court having jurisdiction over the parties and the subject matter of the arbitration. Notwithstanding the foregoing, the parties irrevocably submit to non-exclusive jurisdiction of the Superior Court of the State of California, San Francisco, and the United States District Court for the Northern District of California, San Francisco Branch, in any action to enforce an arbitration award.

     14.  Miscellaneous
          -------------
          14.1 Notices Any notice or reports required or permitted to be given under this Agreement shall be given in writing and shall be delivered by personal delivery, telegram, telex, telecopier, facsimile transmission or registered mail, postage prepaid, return receipt requested, and shall be deemed given upon personal delivery five (5) days after deposit in the mail or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the signatory of this Agreement at the address set forth a the beginning of the Agreement or such other address that either party may specify in writing.

          14.2  Export Regulation Neither GDG nor MagiNet nor any of their
                -----------------
sublicensees or assignees shall export, directly or indirectly, any information acquired under the Agreement or any products utilizing any such information to any county for which the U.S. Government or any agency thereof at the time of export requires an export license or other government approval without first obtaining such licence or approval.

          14.3  Tax Treaties MagiNet shall comply with any tax treaty
                ------------
obligations applicable to this Agreement and, upon request, shall provide GDG with any reasonably necessary information to document GDG's compliance with applicable tax treaties. In the event that any local or country law requires withholding of amounts payable by MagiNet or its sublicensees or assignees, GDG shall be paid the net amount after such withholding.

          14.4  Choice of Language The original of this Agreement has been
                ------------------
written in English and shall be the only authentic version.

          14.5  Waiver or Delay Any waiver of any kind or character by either
                ---------------
party of a
breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing, and shall not operate or be construed as a waiver of any subsequent breach of the other party. No failure of either party to insist upon strict compliance by the other with any obligation or provision hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms of this Agreement. Nor shall either party's delay or omission in exercising any right, power or remedy upon a breach or default by the other party impair any such right, power or remedy. The exercise of any right or remedy provided by this Agreement shall be without prejudice to the right to exercise any other right or remedy provided by law or equity.

          14.6  Force Majeure If by reason of labor disputes, strikes.,
                -------------
lockouts, riots, war, inability to obtain labor or materials, earthquake, fire or other action of the elements, accidents, governmental restrictions, appropriation or other cause beyond the control of a party hereto, either party is unable to perform in whole or in part its obligations as set forth in this Agreement, then such party shall be relieved of those obligations to the extent it is so unable to perform and such inability to perform shall not make such party liable to the other party. Neither party shall be liable for any loss, injury, delay or damages suffered or incurred by the other party due to the above causes.

          14.7  Severability The provisions of this Agreement are severable and
                ------------
if any one or more such provisions shall be determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions thereof shall not in any way be affected or impaired thereby and shall nevertheless be binding between the parties hereto.

          14.8  Headings The paragraph headings and captions of this Agreement
                --------
are included merely for convenience of reference. They are not to be considered part of, or to be used in interpreting this Agreement and in no way limit or effect any of the contents of this Agreement or its provisions.

          14.9  Governing Law This Agreement shall be constructed in accordance
                -------------
with and all disputes hereunder shall be governed by the laws of the State of California as applied to transactions taking place wholly within California between California residents. The parties exclude in its entirety the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

          14.10 Attorney's Fees.  In any action to interpret or enforce this
                ---------------
Agreement, the prevailing party shall be awarded all court costs and reasonable attorney's fees incurred.

          14.10 Relationship of the Parties Nothing contained in this Agreement
                ---------------------------
shall be and construed as creating any agency, partnership, or other form of joint enterprise between the parties. The relationship between the parties shall at all times be that of independent contractors. Neither party shall have authority to contract for or bind the other in any manner whatsoever.

This Agreement confers no rights upon either party except those expressly granted herein.

          14.11 Survival. Sections 3.1(License Grant to MagiNet),3.2(License
                --------
Grant to GDG), 4 (Assignment of Distributor Agreements), 8.1 (Non-disclosure),
8.5 (Reverse Engineering), 9 (Warranty), 10. (Liability), 11 (Indemnification),
12.3 (Obligations upon Termination or Expiration), 13 (Disputes), and 14 (Miscellaneous) shall survive any termination of this Agreement.

          14.12 Publicity and Public Announcements: Any publicity or public
                ----------------------------------
announcement by either party regarding this Agreement or the business relationship described in this Agreement shall be subject to the prior written consent of the other party, which will not be unreasonably withheld.

          14.13 Injunctive Relief. Any breach or threatened breach of Paragraph
                ------------------
8 ("Protection of Proprietary Rights") by one party shall give the other party the ability to seek injunctive relief to prevent such breach or threatened breach, without posting a bond. The parties agree that such breach may irreparably harm the party whose intellectual property has been or is threatened to be disclosed, and that money damages might not be sufficient to remedy the damage caused by such disclosure.

          14.14 Counterparts.  This Agreement may be executed in two or more,
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

          14.15 Entire Agreement.  This Agreement is the complete, entire,
                ----------------
final and exclusive statement of the terms and conditions of-the agreement between the parties. This Agreement supersedes, and the terms of this Agreement govern, 'any prior or collateral agreements or letters of intent between the parties with respect to the subject matter hereof, except the Hyatt Master Guest Video Services Agreement. This Agreement may not be modified except in a writing executed by duly authorized representatives of the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the date(s) shown below.

     GDG: MagiNet:
     Guestserve Development Group  MagiNet International Inc.

     By:/s/ Philip S. Knadsen     By:/s/ R.R. Creager

     Printed: PHILIP S. KNADSEN  Printed:R.R CREAGER

     Title: DIRECTOR  Title:- PRESIDENT

Date:  12/20/95                       Date:12/20/95

                                   Exhibit A

                             Technology Description


     1    All of GDG's Current and Next Generation Hardware, Software and
Documentation used in the delivery of interactive guest video services technology as of the Effective Date or as may be developed during the term of this Agreement;

     2. All of the Hardware, Software and Documentation used in the delivery of interactive guest video services technology required to be delivered and/ or used under the Hyatt Master Guest Video Services Agreement during the term of such agreement, including but not limited to all interactive guest video services defined as Technical Requirements therein and further described in Exhibit A ("Technical Requirements") of the Hyatt Master Guest Video Services
- ---------
Agreement; and

     3. Any other Hardware or Software enhancements to the interactive guest video services technology developed by GDG as Upgrades or New Applications.

                                   EXHIBIT B

                     LICENSE PAYMENTS AND PAYMENT DEPOSITS

1.   License Cap: The aggregate license shall be a maximum of [***] payable in
     -----------
installments over a 7-year period as described below:

2.   Installment Deposits: MagiNet shall pay the following installments
     ---------------------
("Installment Deposits")

     a)   An initial Installment Deposit of [***] due on January 2, 1996.

     For Deposit categories 2 (b) through 2(e) below totaling [***] MagiNet will open irrevocable commercial letters of credit with a termination date of February 15, 1996 for item 2(b), with a termination date of March 15, 1996 for item 2(c), with a termination date of April 15, 1996 for item 2(d) and with a termination date of April 30, 1996 for item 2(e). It is agreed that all of the first [***] of deposit funds will be held by GDG in a separate account as received until all funds are received. In the event not all funds are received by no fault of GDG performance as required by this Agreement for each deposit payment, then GDG reserves the right to refund all deposits received and terminate this Agreement.

     b) An Installment Deposit of [***] upon delivery of and acceptance within 15 days by MagiNet of all deliverables described in Attachment A for the Current Technology.

     c) An Installment Deposit of [***] upon delivery of and acceptance within 15 days by MagiNet of all deliverables described in Attachment B for the Next Generation. Technology, or within 5 days following deposit of the Next Generation Technology Language source code in the escrow account, whichever is later.

     d) An Installment Deposit of [***] upon delivery of and acceptance within 15 days by MagiNet of all deliverables described in Attachment C for the Tree Machine interface to On Command Video movie system based on the Next Generation Technology.

     e) An Installment Deposit of [***] for each of the three Converter versions upon delivery and acceptance within 10 days of 500 units of each of the Converter versions that meet all deliverables described in Attachment D and that are fully tested production versions deployable in hotels of MagiNet's choosing. Within 5 days of signing this Agreement, MagiNet shall place a purchase order to GDG for these [***] units specifying that the price of these units will be at cost for both labor and materials, reviewable by MagiNet, payable upon delivery of each version's lot of [***] units.

     f) An Installment Deposit of [***] to be paid the later of one year after the payment in 2(c) above or January 3, 1997; provided, however, that if all deliverables required for


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

the payment described in 2(e) above have not been delivered to and accepted by MagiNet by April 30, 1996 (which acceptance shall not be unreasonably withheld) then the Installment Deposit described in this clause 2(f) shall be one year after acceptance by MagiNet of such deliverables.

     g) An Installment Deposit of [***] to be paid one year after the payment in 2(f) above.

3.   Room Installments:
     ------------------

          a) MagiNet shall pay Seller [***] per month for each hotel, motel, or inn room or Service Apartment ("Room Installments") which contains any software described in 2(b) or 2(c) above ("Delivery Software").

          b) For new distributors, MagiNet shall pay Seller the greater of [***] of all room installments plus net content revenues (the total of which will not exceed [***] or [***] for each hotel, motel, or inn room or Service Apartment in such distributor's licensed territory, which contains any software described in 2(b) or 2(c) above.

          c) For current distributors, MagiNet shall pay installments equal to current license fees less [***] for products deployed under the current distribution agreements.

          d) For all installations in which MagiNet has or will deploy OCV technology up to and including the end of the second quarter of 1996 and in which it chooses to also deploy GDG Technology, MagiNet shall pay installments at the rate of [***] per room.

4. Credits: Room Installments for the twelve-month periods prior to the Installment Deposits described in 2(f) and 2(g) above shall be fully credited against such Installment Deposits and any excess shall be applied against earlier Installment Deposits. Following the date of payment of the Installment Deposit described in 2(g) above, all subsequent Room Installments shall be credited at the rate of [***] per room per month against all remaining Installment Deposits or in the case of distributors or OCV technology overbuild installations, at the rate of [***] of installments due from distributors or OCV overbuilds per 3 above.

5.   Discontinuance:

     a) As of the date of payment of the Installment Deposit described in 2(g) above MagiNet may at its option elect to discontinue distributing the Technology. In such event, then as of the date of notice of discontinuance all previously uncredited and a new Room Installments shall be credited in full against all remaining Installment Deposits until all such deposits are completely consumed. After all deposits are completely consumed MagiNet shall resume paying Room Installments to Seller.

     b) MagiNet shall be relieved of any obligation for payment of Room Installments to GDG to the full extent of any payments made by it at the direction of GDG or any court or arbitrator following final judgement or GDG's settlement of any allegation of third party


[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

infringement of its Technology that GDG desires to be paid directly by MagiNet from the Room Installment cash payments.

6.    Payments:  Room Installments amounts remaining after allowable credits
      --------
shall be paid within 45 days following the end of each calendar quarter.

7.    Payment in Full:  Seller shall be deemed to be paid in full upon the
      ---------------
earlier of the end of the seventh year following execution of this Agreement or receipt by Seller of payments totaling [***].

8.    Termination for Material Breach: In the event of a material breach of this
      -------------------------------
Agreement by either party remaining uncurred following sixty days following written notice thereof by the other party, the party not in default may choose to terminate this Agreement. If MagiNet is the defaulting party Seller may retain all moneys received and terminate the license except with respect to installations already installed or contracted for installation for as long as those hotels are under contract and installments are paid for each on a timely basis as required herein. If Seller is the defaulting party the source code escrow shall be triggered requiring delivery to MagiNet of all source code for all Delivery Software and MagiNet shall have a fully paid license.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                  ATTACHMENT A
                                  ------------
                        CURRENT TECHNOLOGY DOCUMENTATION
                       ---------------------------------

1.   Hardware: Hardware will include all proprietary hardware created by GDG
     --------
that is needed to operate its currently installed hotel guest video services systems. The information will provide a competent hardware manufacturing firm the necessary data (to be provided via floppy disk and printout) to reproduce each item listed below:
     a.   Headend Board:
               * film or Gerber files and schematic drawings
               * component and vendor list with pricing and finished sample.
               * applicable firmware source code
               * test procedures, test software, and list of necessary fixtures, if any

     b.   Watchdog Board:
               * film or Gerber files and schematic drawings
               * component vendor list with pricing and finished sample
               * applicable firmware source code
               * test procedures, test software, and list of necessary fixtures, if any

     c.   NTSC Converter Control Module: Rev L6: with remote.
               * film or Gerber files and schematic drawings
               * component and vendor fist with pricing and finished sample
               * applicable firmware source code
               * test procedures, test software, and list of necessary fixtures, if any

     d.   Television Control Module: Smart Box:
               * film or Gerber files and schematic drawings
               * component and vendor list with pricing and finished sample
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any

     e.   ICD Ethernet Board and Enclosure for straight modulation interface
               * film or Gerber files and schematic drawings
               * component and vendor fist with pricing and finished sample
               * applicable firmware source code
               * test procedures, test software, and fist necessary fixtures, if any

     f.   Network Control System Computer Configurations and Wiring Schematics
               * Master Computer configurations
               * Slave Computer configurations
               * component and vendor list with pricing
               * test procedures

     g.   Rack Components and Design
               * rack layouts
               * wiring configurations for DCA modulation
               * wiring configurations for straight modulation
               * component and vendor list with pricing

2.   Software: Version 6 software: The following information will enable a
     --------
competent C programmer to modify and maintain this version of software:
          a.   Executable Object code
          b.   Annotated Source code
          c.   Block diagram
          d. List of all commercial software needed to run the Software and support its maintenance.
          e.   User Manuals
          f.   Training Manuals/documents for Hotel staff training
          g.   Navigation software and documentation
          h.   Remote monitoring software and documentation

3.   Other:
     ------
          a. Demo software with Hyatt International demo Delivery Software as is.
          b.   Hyatt proposal/printed marketing material
          c. Billing management procedures, documentation and recommended third party software for data management.
          d.   Programming acquisition and pricing terms and information for
                      Guam and Saipan between Guestserve Systems International and UMDA.
          e. UMDA and TRB distributor contracts and relevant correspondence files
          f.   PMS Interface Specifications and list of existing PMS interfaces.

                                  ATTACHMENT B
                                  ------------
                           NEXT GENERATION TECHNOLOGY
                          ---------------------------
                    (excluding converters; see Attachment D)
                    ----------------------------------------
1.   Software:
     ---------
          a.   Delivery Software that duplicates Version 6 functionality.
          b.   Toolkit Software in object code
          c.   User Manuals for Delivery Software
          d.   User Manuals for Toolkit Software
          e.   Remote monitoring software and documentation
          f. All variations of firmware required for Current Hardware to be utilized, if any.

2.   Installed Demonstration: This product will be demonstrated in a Hyatt
     -----------------------
International Hotel incorporating all the products needed to fulfill the Hyatt contract requirements at that time as specified in Sections 1,2,3, and 4 of Exhibit A ("Technical Requirements") of the Master Guest Video Services Agreement between the parties. MagiNet will pay all pre-approved travel related expenses for up to 3 GDG personnel for travel out of the US. The demonstration will include the ability to support game scan rates from the in room devices. When the game provider and hardware is selected, licensed and interface data is provided to GDG, the software application will be added to the Delivery Software library within 60 days. If MagiNet does not provide this interface documentation for the game of their choice at least 45 days prior to the demonstration, it is not a requirement for release of Installment Deposits from the Letter of Credit for Next Generation Technology, however GDG remains obligated to complete the development of the game of choice within the 60 day performance window.

3. Micropolis Interface Obligation: GDG will provide at no cost to MagiNet a Micropolis digital server interface in the Next Genreation format upon 90 days written notice from MagiNet of its intent to use and the location of the hotel to be so installed. Both parties agree that this GDG performance obligation shall not be a requirement for release of any funds due to GDG in relation to this Exhibit B.

                                  ATTACHMENT C
                                 --------------
            TREE MACHINE INTERFACE TO ON COMMAND VIDEO MOVIE SYSTEM
            --------------------------------------------------------

1. Hardware: Description and specifications for Tree Machine server components used in demonstration. The Tree Machine is a subsystem external to the OCV system. It interfaces with the OCV system via an RS-232 serial communication link. The Tree Machine includes all the hardware necessary to produce baseband video (NTSC and PAL) and audio output for its applications. The A/V output of the Tree Machine may be connected to the OCV system's switches or directly to modulators external to the OCV system. An example application is an interactive hotel information and reservation function. The Tree Machine must have the capacity to store tens to hundreds of graphics Ales and display them with a latency consistent with good user interface guidelines.

2. Software: Delivery in object code form of the Tree Machine server interface version of the Next Generation Technology software with user documentation. The Tree Machine will interface with the OCV system according to the OCV/ISP Protocol. This protocol provides for the capability of the OCV system initiating application programs on the Tree Machine and passing remote control key stroke data to the Tree Machine.

Before an application in the Tree Machine is being invoked, the hotel guest will be interacting with the OCV menu system. It is via the OCV menus that a Tree Machine application will be selected. When the Tree Machine application has been started, the OCV system will pass remote control key stroke data to the Tree Machine application.

Movie viewing will be supported entirely by the OCV system with the OCV system's menus.

An Integral part of the Tree Machine package is the authoring tools. MagiNet's clients, i.e, the hotels, are expected to be able to create their own scripts and graphics files to be displayed by the interactive hotel information and reservation application. The authoring tools with graphical user interface will be based on GDG's Next Generation Technology.

3. Demonstration: Demonstrated operability of a fully functional interface accessing the maximum simultaneous streams of video and audio material stored on the Tree Machine server functioning via keystrokes from an On Command Video movie system made available by MagiNet. MagiNet will pay for all travel related expenses for up to 3 interface personnel to travel to the MagiNet test site for such demonstration.

                                  ATTACHMENT D
                                 -------------
                       PRODUCTION CONVERTER DELIVERABLES
                       ---------------------------------

1.   Hardware:
     ---------
          a.   500 NTSC converter model 2001-1 per attached functionality specifications utilizing all production version components
          b. 500 PAL I converter model 2001-6 per attached functionality specifications utilizing all production version components
          c. 500 PAL B converter model 2001-4 per attached functionality specifications utilizing all production version components
          c. All drawings, manufacturing and assembly documentation sufficient to permit MagiNet to have each converter manufactured by any qualified contract manufacturer.
          d. Complete bill of materials with volume pricing at [***] annual units that will be less than [***] per unit in materials cost for each converter. Actual production pricing will depend on the vendor/manufacturer selected and volume commitments by MagiNet.
          e. Firmware required to communicate with GDG guest video services system for each converter.
          f. Procedures/documentation for the creation of television interface firmware.
          g.   Remote control design, specification, and sample.

2.   Performance, Test Criteria/Functionality Test
     ---------------------------------------------
          a. Demonstrate remote control interface, including functions for all buttons
          b.   Demonstrate communications with a tv and a Network Control
               System.
          c. Demonstrate reception and changeout of downloadable firmware with a different tv interface.
          d.   Demonstrate functional interface of all input and output ports.

3.   Manufacturing Quality Test Documentation:
     -----------------------------------------
          a. List of quality tests to be performed on each converter component and or each converter throughout the manufacturing process prior to final shipment.
          b.   Performance criteria for each test for pass/fail designation.
          c. Production software and documentation used to test each converter for functionality.

4.   Performance Warranty:
     ---------------------

          a. GDG warranties the performance of all converter designs, within the limits of product warranties contained in this Agreement, produced under the manufacturing quality tests in 3 above and as properly installed in hotels per installation specifications.

5.   Converter Variations:
     ---------------------

          a. GDG will provide, subsequent to acceptance of first NTSC and PAL converters noted in I above and receipt of deposits as specified in Exhibit B
(2e), the variations of NTSC and PAL converter designs required for performance of the Hyatt agreement.

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                CONVERTER 2001-1. 2001-4, 2001-6 BLACK BOX TYPE
                -----------------------------------------------
                          FUNCTIONALITY SPECIFICATION
                          ---------------------------
                                 (PRELIMINARY)
                                 -------------

RF INPUT
     Frequency                [***]
                              [***]
                              [***]
     Level                    [***]
     Connector                [***]
RF OUTPUT
     Channel                  [***]
                              [***]
                              [***]
                              [***]
     Level                    [***]
     Connector                [***]
A/V INPUT                     [***]
A/V OUTPUT
     Video Level              [***]
     Audio Output Level       [***]
     Mute                     [***]
     Connector                [***]
IR INPUT  Carrier Frequency   [***]
     Sensitivity              [***]
     Codes                    [***]
IR OUTPUT
     Carrier Frequency        [***]
     Codes                    [***]
FORCED TUNING                 [***]
USER INTERFACE
     Game Control             [***]
     Program Selelction, do   [***]
     Data (Printer, etc.)     [***]
DISPLAY CHARACTER
     Mode 1                   [***]
                              [***]
     Mode 2                   [***]
HEAD END COMMUNICATION        [***]
FIRMWARE
     Memory                   [***]
     Update                   [***]
POWER                         [***]

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

                                   EXHIBIT C
                                  -----------
                             INTELLECTUAL PROPERTY
                             ---------------------
                                  (REGISTERED)
                                  ------------


1.   Patents: None Applicable
     Patent Applications: None Applicable

2.   Copyrights: None Applicable (only unregistered)

3.   Trademarks: The name "Guestserve".

                                   EXHIBIT D
                                   ----------
                                 DOCUMENTATION
                                 -------------

1.   Hardware: Current Technology
     ---------
     a.   Headend Board:
               * film or Gerber files and schematic drawings
               * component and critical component vendor list
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any
     b.   Watchdog Board:
               * film or Gerber files and schematic drawings
               * component and critical component vendor fist
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any
     c.   NTSC Converter Control Module:
               * film or Gerber files and schematic drawings
               * component and critical component vendor fist
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any
     d.   Television Control Module:
               * film or Gerber files and schematic drawings
               * component and critical component vendor fist
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any
     e.   ICD Ethernet Board and Enclosure for straight modulation interface
               * film or Gerber files and schematic drawings
               * component and critical component vendor fist
               * applicable firmware source code
               * test procedures, test software, and list necessary fixtures, if any
     f.   Network Control System Computer Configurations and Wiring Schematics
               * Master Computer configurations
               * Slave Computer configurations
               * component and vendor list
               * test procedures
     g.   Rack Components and Design
               * rack layouts
               * wiring, configurations for DCA modulation
               * wiring configurations for straight modulation
               * component and vendor list

2.   Hardware: Next Generation Technology
     --------
          a.     New Converters:
                 *      One NTSC converter model 2001-1 per attached
                           functionality specifications utilizing all production version components
                 *      One PAL I converter model 2001-6 per attached
                           functionality specifications utilizing all production version components
                 *      All drawings, manufacturing and assembly documentation
                           sufficient to permit MagiNet to have each converter manufactured by any qualified contract manufacturer.
                 *      Complete bill of materials with volume pricing at
                           [***] annual units that will be less than [***] per unit in materials cost for each converter. Actual production pricing will depend on the vendor/manufacturer selected and volume commitments by MagiNet,
                 *      Firmware required to communicate with GDG guest video
                           services system for each converter.
                 * Procedures/documentation for the creation of television interface firmware.

3.   Software: Current Technology
     --------
            a.   Version 6 software: The following information will enable a competent C programmer to modify and maintain this version of software:
               *        Executable Object code
               *        Annotated Source code
               *        Block diagram
               * List of all commercial software needed to run the Software and support its maintenance.
               *        User Manuals
               *        Training Manuals/documents for Hotel staff training
               *        Navigation software and documentation
               *        Remote monitoring software and documentation
               *        Manufacturing Quality Test Documentation:
                        *List of quality tests to be performed on each
                            converter component and or each converter throughout the manufacturing process prior to final shipment.
                        *Performance criteria for each test for pass/fail
                            designation.
                            *Production software and documentation used to test
                             each converter for functionality.
           b. Demo software with Hyatt International demo Delivery Software as is.
           c. Billing management procedures, documentation and recommended third party software for data management.
           d.  PMS Interface Protocol documentation

*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

4.   Software: Next Generation Technology
     --------
          a. Delivery Software that duplicates Version 6 functionality in source and object code.
          b.   Toolkit Software in object code
          c.   User Manuals for Delivery Software
          d.   User Manuals for Tollkit Software
          e.   Remote monitoring software and documentation
          f. All variations of firmware required for Current Hardware to be utilized, if any.
          g. Delivery in object code form of the digital file server interface version of the Current Technology software with user documentation.

                                   EXHIBIT E
                                   ----------

                            Sample Project Appendix

                           PROJECT APPENDIX NO.______
                                     TO THE
                          TECHNOLOGY LICENSE AGREEMENT


             Name of Project:_____________________________________

     This Appendix sets forth additional and difference terms and conditions particular to the Project(s) described below and when executed by MagiNet International, Inc. ("MagiNet") and Guestserve Development Group, Inc. ("GDG"), shall be incorporated by reference into the Technology License Agreement between GDG and MagiNet effective as of Me "Agreement") and shall constitute a binding agreement between MagiNet and GDG. Such difference or additional terms and conditions are applicable only to the Project(s) described below and in no way after the terms and conditions applicable to other Project(s) incorporated into the Agreement by addition of a Project Appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference. Any additional defined terms used herein will be defined in this Appendix and will be applicable only to this Appendix. The effective date of this Appendix is______________________, 1995 ("Appendix Effective Date").

     1    Background.  The factual background for this Project(s) is as follows:
          -----------



     2.   Purpose and Objectives.  The purpose and objectives of the Project(s)
          -----------------------
contemplated by this Appendix are:

          2.1



          2.2

(+ Stacey Snowman Adds RE Old Section 2 Deletes)



     IN WITNESS WHEREOF, the parties have caused this Project Appendix No.____ to be signed by their duly authorized representatives.

MagiNet:  GDG:
MAGINET INTERNATIONAL, INC.  GUEST SERVE DEVELOPMENT GROUP INC.
By:  By:
Name:  Name:
Title:      Title:
Date:  Date:

Address:  405 Tasman Drive            Address:   3020 Bridgeway
          Sunnyvale, CA 94089                    Sausalito, CA 94965

                             Specification Changes

     In accordance with paragraph 2.2 ("Specification Changes") of the Technology License Agreement, MagiNet requests the following change.

Changed Item:
     From:
     To:

Reason for Change:
Resolution of the Requested Change (to be filled in by GDG):
MagiNet agreement with the proposed resolution:
     MagiNet   GDG:
     (Printed Name)  (Printed name)

     By:  By:
     Tide:  Tide:
     Date:  Date:

                          HYATT PROJECT APPENDIX NO. 1
                         -----------------------------
                                     TO THE
                          TECHNOLOGY LICENSE AGREEMENT

     Name of Project:

     This Appendix sets forth additional and difference terms and conditions particular to the Project(s) described below and when executed by MagiNet International, Inc. ("MagiNet") and Guestserve Development Group, Inc. ("GDG"), shall be incorporated by reference into the Technology License Agreement between
GDG and MagiNet effective as of        (the ("Agreement") and shall constitute a
binding agreement between MagiNet and GDG. Such different or additional terms and conditions are applicable only to the Project(s) described below and in no way alter the terms and conditions applicable to other Project(s) incorporate into the Agreement by addition of a Project Appendix.

     All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference. Any additional defined terms used herein will be defined in this Appendix and will be applicable only to this Appendix. The effective date of this Appendix is , 1995 ("Appendix Effective Date").

     1.   Background.  The factual background for this Project(s) is as follows:
          ----------



     2.   Purpose and Objectives.  The purpose and objectives of the Project(s)
          ----------------------
contemplated by this Appendix are:

          2.1



          2.2



     3.   Nature of the Projects. For the Project(s) described in this Appendix,
          ----------------------
GDG will provide one or more of the following services as follows (check as applicable):

          ____Consulting Services (with no Deliverables).
          ____Development and/or Installation of Software and/or Hardware.

     4.   Special Issues: This section describes unique facets of the Project,
          --------------
or interdependencies that need to be addressed:

          1.



          2.



          3.



     5.   Resources.  The Resources assigned by GDG to perform the services:
          ----------

     6.   Payment Terms
          --------------
          6.1  Payments.  As consideration for the Project(s) described in this
               --------
               Appendix, MagiNet shall pay GDG as follows:

          6.2  Expenses.  MagiNet shall reimburse GDG for out-of-pocket Expenses
               --------
               as follows:

          6.3  Reduction.  In accordance with the terms of Paragraph 2.4
               ----------
               "Deliverables") the reduction (in either the form of a reduced payment of a credit) for late completion of milestones shall be:


          7.   Milestone Schedule:
               -------------------
     Milestone #               Description                     Date
     ----------                -----------                     -----

     IN WITNESS WHEREOF, the parties have caused this Project Appendix No. _____to be signed by their duly authorized representatives.



     MagiNet:  GDG:

     MAGINET INTERNATIONAL, INC.  GUESTSERVE DEVELOPMENT
          GROUP., INC.


     By:  By:

     Name:-     Name:

     Tide:  Tide:

     Date:  Date:

Address:  405 Tasman Drive Sunnyvale, CA 94089

Address:  3020 Bridge way Sausalito, CA 94965

                                   EXHIBIT F
                                  -----------
                                GDG Distributors
1.   United Micronesia Development Association (Saipan, Guam, Palau)
2.   Triloka Roda Buana (Singapore, Malaysia, Indonesia, Brunei)

                                   Exhibit G
                                  -----------

                           Software Escrow Agreement
                           -------------------------

                             PREFERRED REGISTRATION
                          TECHNOLOGY ESCROW AGREEMENT

                         Account Number________________

THIS PREFERRED REGISTRATION TECHNOLOGY ESCROW AGREEMENT, including all Exhibits attached hereto (this "Escrow Agreement", is made effective as of this
                       ----------------
day of 1995, by and among:

     (i)    DATA SECURITIES INTERNATIONAL, INC. ("DSI"), a Delaware corporation;
                                                  ---
     (ii)   GUESTSERVE DEVELOPMENT GROUP, [INC] ("Depositor"), a corporation;
                                                  ---------
            and
     (iii)  MAGINET INTERNATIONAL [INC.] ("Preferred Registrant"), a
                                           --------------------
            corporation;
            with reference to the following:

RECITALS

WHEREAS, Depositor has entered into that certain License Agreement with Preferred Registrant regarding certain proprietary technology and other materials to which this Escrow Agreement is attached ("Software License Agreement");
                            ----------------------

WHEREAS, Depositor and Preferred Registrant desire this Escrow Agreement to be supplementary to the Software License Agreement pursuant to 11 United States Code Section 365(n); and

WHEREAS, Depositor will deposit with DSI proprietary data as described in Exhibit A hereto (the "Deposit Material") to provide for retention,
 ---------              ----------------
administration and controlled access for Preferred Registrant under the conditions specified herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledge, and in consideration of the promises, mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.   Deposit Account. Immediately following the delivery- of this Escrow
     ---------------
Agreement to DSI by Depositor and Preferred Registrant (the "Delivery Date"),
                                                             -------------
DSI shall open a deposit account ("Deposit Account") for Depositor. The opening
                                   ---------------
of the Deposit Account means that DSI shall establish an account ledger in the name of Depositor, assign a deposit account number ("Deposit Account Number"), calendar renewal notices to be sent to Depositor and Preferred Registrant and request the initial deposit ("Initial Deposit Material") from Depositor.
                              ------------------------

2.   Preferred Registration Account. Immediately following the delivery date,
     ------------------------------
DSI shall open a registration account ("Registration Account") for Preferred
                                        --------------------
Registrant. The opening of the Registration Account means that DSI shall establish under the Deposit Account an account ledger with a unique registration number ("Registration Number") in the name of Preferred Registrant, calendar
         -------------------
renewal notices to be sent to Preferred Registrant and request the Initial Deposit from Depositor. DSI shall promptly notify the Preferred Registrant in writing upon receipt of Initial Deposit Material.

3.   Exhibit B. Notices and Communications. Notices and invoices to Depositor,
     -------------------------------------
Preferred Registrant or DSI should be sent to the parties at the addresses identified in Exhibit B attached hereto. Documents, payment of fees, deposits of
              ---------
material, and any written communication should be sent to the DSI offices as identified in the Exhibit B. All notices hereunder of any type or nature,
                  ---------
including payment, shall be written and deemed given upon receipt if sent by (a) personal delivery; (b) U.S. Certified Mail, Return Receipt requested; or (c) a private nationally prominent express carrier. Depositor and Preferred Registrant each agree to name their respective designated contact Within seven (7) days of the Delivery Date ("Designated Contact") to receive notices from DSI and to act
                                 ------------------
on their behalf in the performance of this obligations as set forth in this Escrow Agreement. Depositor and Preferred Registrant agree to notify DSI immediately in the event of a change of their Designated Contact in the manner stipulated in Exhibit B.
              ---------

4.   Exhibit C and Deposit Material. Depositor shall provide the Initial Deposit
     ------------------------------
Material to DSI Or retention and administration in the Deposit Account within five (5) days of the Delivery Date. The Initial Deposit Material shall be submitted together with a completed document called a "Description of Deposit Material," hereinafter referred to as Exhibit C. Each Exhibit C must be signed
                                      ---------       ---------
by Depositor prior to submission to DSI and shall be signed by DSI upon completion of the Deposit Material inspection. Depositor represents and warrants that it lawfully possesses or will possess all Deposit Material, can transfer Deposit Material to DSI and has the authority to store Deposit Material in accordance with the terms of this Escrow Agreement.

5.   Deposit Material Inspection. Upon receipt of an Exhibit C and Deposit
     ---------------------------                     ---------
Material, DSI shall be responsible only for reasonably matching and labeling of the materials to the item descriptions listed on the Exhibit C and validating
                                                     ---------
the count of
the materials to the quantity listed on the Exhibit C. DSI shall not be
                                            ---------
responsible for any other claims made by the Depositor on the Exhibit C.
                                                              ---------
Acceptance shall occur when DSI concludes that the Deposit Material inspection is complete. Upon acceptance, DSI shall sign the Exhibit C and assign it the
                                                      ---------
next Exhibit C number. DSI shall issue a copy of the Exhibit C to Depositor and
          -----------                                ---------
Preferred Registrant in writing within ten (10) days of receipt, provided that if DSI does not accept, it shall immediately inform Depositor and Preferred Registrant of that and the reason for nonacceptance. DSI shall then promptly redeposit and the procedures shall continue until accepted.

6.   Deposit Changes. Depositor shall be obligated to update the Deposit Account
     ---------------
with supplemental or replacement Deposit Material of technology releases promptly after Depositor delivers the golden Master of the Deposit Material to Preferred Registrant; provided, that Depositor shall not be obligated to update the Deposit Account more than once every four (4) months. Supplemental Deposit Material ("Supplemental Material") is Deposit Material which is to be added to
                              --------------------
the Deposit Account. Replacement Deposit Material shall be destroyed or returned to Depositor. The existing deposit ("Deposit") means all Exhibits and their
                                     -------
associated Deposit Material currently in DSI's possession. Destroyed or returned Deposit Material is not part of the Deposit; however, DSI shall keep records of the destruction or return of Deposit Material.

7.   Use of Released Materials by Preferred Registrant. If any Deposit Material
     -------------------------------------------------
is released to Preferred Registrant hereunder, Preferred Registrant shall have a royalty-free license (subject to any royalty provided for in the software License Agreement) to use such Deposit Material to maintain and support the Software (as defined in the Software License Agreement). After resolution of the problem or end of the event, as the case may be, which led to the release, the Preferred Registrant shall return to Depositor all copies of the released Deposit Material, shall remove all copies of the same from its computer system, and will so certify to Depositor.

8.   Storage Unit. DSI shall store the Deposit in defined units of space, called
     ------------
storage units. The cost of the first storage unit shall be included in the annual Deposit Account fee.

9.   DSI's Obligations of confidentiality. DSI agrees to establish a locked
     ------------------------------------
receptacle in which it shall place the Deposit and shall put the receptacle under the administration of one or more of its officers, selected by DSI, whose identity shall be available to Depositor at all times. DSI shall exercise a professional level of care in carrying out the terms of this Escrow Agreement. DSI acknowledges Depositor's assertion that the Deposit shall contain proprietary data and that DSI has an obligation to preserve and protect the confidentiality of the Deposit. Except as expressly provided for in this Escrow Agreement, DSI agrees that it shall not divulge, disclose, make available to third parties, or make any use whatsoever of the Deposit.

10.  Audit Rights. DSI agrees to keep records of the activities undertaken and
     ------------
materials prepared pursuant to this Escrow Agreement. DSI shall issue to Depositor and Preferred Registrant a semiannual report profiling the Deposit Account. Such report shall identify the Depositor, Preferred Registrant, the current Designated Contacts, selected special services, and the Exhibit C history, which includes Deposit Material acceptance and destruction or return
- ---------
dates. Upon reasonable notice, during normal business hours and during the terms of this Escrow Agreement, Depositor and/or Preferred Registrant shall be entitled to inspect the records of DSI pertaining to this Escrow Agreement, and accompanied by an employee of DSI, inspect the physical status and condition of the Deposit. The Deposit may not be changed during the audit.

11.  Term of the Escrow Agreement. The term of this Escrow Agreement is
     ----------------------------
coterminous with that of the Software License Agreement, and my only be terminated earlier as follows:

     (a) by mutual written agreement of Depositor and Preferred Registrant and delivery of such agreement to DSI.

     (b) except in the case of non-renewal as provided above, in the event of The nonpayment of fees owed to DSI, DSI shall provide Written notice of delinquency to all parties. Any party to this escrow agreement shall have the right to make the payment to DSI to cure the default. If the past-due payment is not received in full by DSI Within one (1) month of the date of such notice, then DSI shall have the right to terminate this Escrow Agreement any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to deliver the Deposit or to take any other action under this Escrow Agreement so long as any payment which is due to DSI remains unpaid. Upon termination, DSI shall have the same rights with respect to the return or destruction of the Deposit as in the case of non-renewal in subsection (a) above; or

     (c) upon termination of the Software License Agreement subject to survival as shall return the Deposit then in escrow to Depositor after the payment of all cost, fees, and expenses due DSI.

12.  Expiration. If this Escrow Agreement is not renewed, or is otherwise
     ----------
terminated, all duties and obligations of DSI to Depositor and Preferred Registrant shall terminate, except that DSI's obligation to return the Deposit to Depositor shall survive the termination and expiration of this Escrow Agreement.

13.  Contents of Deposit.
     --------------------
     a. The Deposit Material delivered to DSI consists of the following as further described in Exhibit A: source code deposited on computer
                               ---------
          magnetic media; related technical documentation, and descriptions and locations of programs not owned by Depositor but required for use and/or support.


     b.   The Deposit will be set forth in Exhibit C.
                                           ---------

14.  Indemnification. DSI shall be responsible to perform its obligations under
     ---------------
this Escrow Agreement and to act in a reasonable and prudent manner in all respects with regard to this escrow arrangement. Except for the duties stated in the preceding sentence, Depositor and Preferred Registrant each agree to indemnify, defend and hold harmless DSI from any claims, actions, damages, costs, attorneys' fees and other liabilities incurred by DSI relating in any way to this escrow arrangement, except insofar as such liabilities arise by reason of DSI's gross negligence or willful misconduct.

15. Filing for Release of Deposit by Preferred Registrant. Upon notice to DSI by
    -----------------------------------------------------
Preferred Registrant of the occurrence of a release condition as described in
Section 16 of the Software License Agreement ("Notice of Release") and payment
                                               -----------------
of the release request fee, DSI shall notify Depositor by certified mail or commercial express mail service with a copy of the notice from Preferred Registrant. If Depositor provides DSI with Contrary Instruction (as defined below) within ten (10) days of receipt of a Notice of Release, DSI shall not deliver the Deposit Material to Preferred Registrant.

16.  Contrary Instructions. "Contrary Instruction" is the filing of an
     ---------------------
instruction with DSI by Depositor stating that a Contrary Instruction is in effect. Such Contrary Instruction means an officer of Depositor warrants that a release condition has not occurred or has been cured, DSI shall send a copy of the instruction by certified mail or commercial express mail service to Preferred Registrant. DSI shall notify both Depositor and Preferred Registrant that there is a dispute to be resolved pursuant to Section 19. Upon receipt of contrary Instruction, DSI shall continue to store the Deposit pending Depositor and Preferred Registrant joint instruction, resolution pursuant to Section 19, order by a court of competent jurisdiction, or termination by non-renewal of this Escrow Agreement.

17.  Release of Deposit to Preferred Registrant. If DSI does not receive
     ------------------------------------------
Contrary Instruction from Depositor in accordance with the procedure set forth in Section 16 above, DSI is authorized to release the Deposit to the Preferred Registrant filing for release Allowing receipt of any fees due to DSI including delivery fees.

18.  Release Conditions of Deposit to Preferred Registrant. The conditions for
     -----------------------------------------------------
release of the Deposit are set forth in the Software License Agreement, which provisions are incorporated herein by this reference.

19.  Dispute. Depositor and Preferred registrant agree that if Contrary
     -------
Instructions are timely given by Depositor pursuant to Section 16 hereof, then Depositor and Preferred Registrant shall submit their dispute regarding Preferred Registrant's Notice of Release to arbitration by a single arbitrator who is a member of the American Arbitration Association ("AAA") according to its rules and regulations then in effect, in Palo Alto, California. The AAA shall choose the arbitrator within two (2) days of such submission and the arbitration shall commence within three (3) business days of such selection and shall continue for consecutive business days until resolved. Each party shall have one day in which to present its evidence and arguments to the arbitrator. The arbitrator shall render his or her decision on the third day of arbitration. The decision of the arbitrator shall be final and binding upon the parties and enforceable in any court of competent jurisdiction, and a copy of such decision shall be delivered immediately to Depositor, Preferred Registrant and DSI. The sole question to be determined by the arbitrator shall be whether or not there existed a valid release condition at the time Preferred Registrant delivered the Notice of Release to DSI pursuant to Section 15. If the arbitrator finds that a release condition was properly met and the Notice of Release was properly given by Preferred Registrant, DSI shall promptly deliver the Deposit to Preferred Registrant. All fees and charges by the American Arbitration Association and the reasonable attorneys' fees and costs incurred by the prevailing party in the arbitration shall be paid by the non-prevailing party in the arbitration.

20.  Equitable Relief. Each party agrees the other shall be entitled to seek
     ----------------
equitable relief to enforce its rights hereunder, in addition to such party's other remedies.

21.  General. DSI may act in good faith reliance upon any instruction,
     -------
instrument, or signature believed in good faith to be genuine and may rely in good faith on the fact any employee giving any written notice, request, advice or instruction in connection with or relating to this Escrow Agreement has been duly authorized to do so DSI may provide copies of this ]Escrow Agreement or account history information to any Designated Contact of Depositor or Preferred Registrant upon their request. For purposes of termination or replacement, the Deposit shall be returned only to Depositor's Designated Contact, unless otherwise instructed by Depositor's Designated Contact. DSI is not responsible for failure to fulfill its obligations under this Escrow Agreement due to causes beyond DSI's control. This Escrow Agreement is to be governed by and construed in accordance with the laws of the State of California without any reference to the conflicts of law rules. Subject to the provisions of the Software License Agreement this Escrow Agreement constitutes the entire agreement among the parties concerning the subject matter hereof, and supersedes all previous communications, representations, understandings, and

Requests from Deposit or Preferred Registrant to change the Designated Contact should be given in writing by the Designated Contact or an authorized employee of Depositor or Preferred Registrant.

agreements, either oral or written, among the parties. This Escrow Agreement may be amended only in a writing signed by the parties. If any provision of the Escrow Agreement is held by any court to be invalid or unenforceable, that provision will be severed from the Escrow Agreement and any remaining provisions will continue in full force.

22.  Fees.  Fees are due upon receipt of signed contract, receipt of Deposit
     ----
Material, or when service is requested, whichever is earliest. Preferred Registrant shall pay DSI all fees due under this Escrow Agreement. If the payment is not timely received by DSI, DSI shall have the right to accrue and collect interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice for all late payments. All service fees and renewal fees will be those specified in DSI's Fee and Services Schedule in effect at the time of renewal or request for service, except as otherwise agreed. DSI's current Fee Schedule is attached as Exhibit D. For any increase in
                                                                 ------------
DSI standard fees, DSI shall notify Depositor and Preferred Registrant at least ninety (90) days prior to the renewal of the Escrow Agreement. For any service not listed on the Fee and Services Schedule, DSI shall provide a quote prior to rendering such service.

IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be executed by their respective authorized representatives.

GUESTSERVER DEVELOPMENT GROUP [INC.]

By:
Name:
Title:



MAGINET INTERNATIONAL [INC.]

By:
Name:

Title:



DATA.  SECURITIES INTERNATIONAL, INC.

By:
Name:

Title:

                                   SCHEDULE 1
                           TO SOURCES CODE AGREEMENT

                        General Description of Materials
                                to be Deposited

                                   SCHEDULE 2
                                       TO
                             SOURCE CODE AGREEMENT
                               DESIGNATED CONTACT

                                 Account Number

  Notices, Deposit Material returns
  and communication, including delinquencies    Invoices to Depositor should
  to Depositor should be addressed to:          be addressed to:

  Company Name:
  Address:

  Designated                                    Invoice Contact:
  Contact:
  Telephone:
  Facsimile:


State of Incorporation:

Notices and communication, including delinquencies to Preferred Registrant should be addressed to:

Company Name:                               Invoices to Preferred Address:
Registrant should be
addressed to:



Designated
Contact:
Telephone:
Facsimile:                                  Invoice Contact:

     Contracts, Deposit Material and    Invoice Drive






                                                49 Stevenson Street
              Suite 200                         Suite 550
              San Diego, CA 92123               San Francisco, CA
                                                94105

Telephone:     (619) 694-1900          Telephone: (415) 541-9013
Facsimile:     (619) 694-1919          Facsimile: (415) 541-9424

                                   EXHIBIT H
                                   ----------
                                 Severity Codes

1.   During development and code acceptance:
     ---------------------------------------
     1.   Priority. The problem is so severe that the module cannot be
          --------
integrated into the code. These problems must be corrected as soon as possible (Win a day or two) and the corrected module submitted to MagiNet.

     2.   Secondary. The problem is important, but can wait up to one week to be
          ---------
resolved unless otherwise required under the terms of a Project Appendix. The corrected module must then be resubmitted to MagiNet. Inconsistencies in the user interface or minor Errors in the code are examples of Secondary problems.

     3.   Minor. The problem exists, but does not affect the overall MagiNet
          -----
delivery date. The corrected module must then be resubmitted to MagiNet within two weeks unless otherwise required under the terms of a Project Appendix. Nonconformance with standards, code modules which are too long, lack of comments, or unclear function or variable names are examples of Minor problems.

II.  After delivery to a Hospitality Industry Provider:
     -------------------------------------------------
     The impact of an Error is a composite of many factors:

     (I)    the number of guests affected;

     (ii)   the type of service that is disrupted;

     (iii)  the length of the outage;

     (iv)   the number of times the problem has recurred;

     (v)    the availability of a bypass; and

     (vi)   the length of time the problem has been open.

     There are codes for communicating the overall impact of an Error in a consistent manner. These codes provide a means of prioritizing problems and thus help ensure that the attention and resources devoted to each Error are consistent with its impact.

Two (2) codes are used, as follows:

1. Severity code - refers to the level of criticality based on the nature of the failure and the alternatives available. Severity remains the same throughout the life of the Error.

2.   Priority code - is used to distinguish between Errors of the same severity.

All Errors, unless otherwise defined are assigned, by default, an initial priority of four If the Error is open too long, the outage is excessive, or the Error recurs, the priority may be increased. Therefore, the criticality of an Error increases as it ages. However, priority may also be increased by management, based on individual Error review.

The following are the severity and priority codes to be used in the Error management process:


SEVERITY                DESCRIPTION

Critical/1              Total application outage with no bypass or alternative
                        available.
                        There is a critical impact; all the Guests are affected.

High/2                  A component of the System is down, degraded or unusable.
                        A large number of Guests are affected. No acceptable alternative or bypass is available.

Medium/3 A component, minor application or procedure of the System is down, unusable or difficult to use. It is not critical but the function or applications are restricted. A small number of Guests are affected. An acceptable alternative or bypass is available.

Low/4 A component or procedure not critical for Guest satisfaction with the System is unusable. An alternative is available, deferred maintenance is acceptable.

Resolution Times for Severity Codes:
- ------------------------------------

      Associated with each severity code, there is maximum target resolution time. If the maximum resolution time is exceeded, MagiNet may increase the priority using the escalation procedures, as described in the next section. The Error resolution times are as follows:

SEVERITY                                                      MAXIMUM
                                                            RESOLUTION
                                 TIME

Critical/1                                                    1 day

High/2                                                        3 days

Medium/3                                                      10 days

Low/4                                                         30 days

Escalation and Notification Procedures:
- ---------------------------------------
      Associated with severity codes and resolution times, the escalation and notification procedures are handled by MagiNet.

      For severity. 2, 3 and 4 problems, when the resolution time has elapsed and the Error has not been fixed, MagiNet has the authority to increase the severity and/or priority based on the following guidelines, as well as to inform the appropriate management personnel, as required:

PRIORITY                 DESCRIPTION

Critical/l               Target resolution time exceeded by two hundred percent
                         (200%); duration of outage exceeds standard by two hundred percent (200%); Error recurs more than five (5) times.

High/2 Target resolution time exceeded by one hundred percent (100%); duration of outage exceeds standard by one hundred percent (100%).

Medium/3 Target resolution dates and times exceeded by fifty percent (50%); duration of outage exceeds fifty percent (50%).

Low/4                    Initial priority for all Errors.

PROBLEM BYPASS/RECOVERY
- -----------------------

     Bypass and recovery will provide partial or complete Circumvention of a problem, usually prior to the final resolution. These procedures may or may not make the failing component usable again. It could be possible, for instance, to bypass the effects of a failing component while the component itself is still down. In this case, the service may be restored, perhaps with some degradation, without necessarily correcting the Error.

     (I)    GDG will determine availability of bypass/recovery procedure;

     (ii) If procedure is available, follow the appropriate instructions for execution. It may require getting authorization from MagiNet; and

     (iii) If no temporary bypass/recovery or permanent procedure exists, GDG will proceed to find a permanent solution.